EXHIBIT 99.G

                      AIRCRAFT CONDITIONAL SALE AGREEMENT

                          Dated as of October 24, 2000

                                    between

                      FIRST SECURITY BANK, N.A., as Seller
              not in its individual capacity but solely as trustee

                                      and

                         ROYAL AVIATION INC., as Buyer


                     ONE (1) BOEING B737-200A USED AIRCRAFT
                   bearing Manufacturer's Serial Number 21721
              equipped with two (2) Pratt & Witney JT8D-9A Engines
             bearing Manufacturer's Serial Numbers 707432 & 687834











Counterpart No. ____ of ____, serially numbered, manually executed counterparts. To the extent, if any, that this Aircraft Conditional Sale Agreement constitutes chattel paper under the UCC or similar Applicable Law in Canada, no security interest in it, or assignment of Seller's interest in it, may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

                               TABLE OF CONTENTS

SECTION 1.  Definitions and Interpretation.....................................................................   1
            ------------------------------

1.1      Definitions...........................................................................................   1
         -----------

1.2      Other Terms...........................................................................................   8
         -----------

1.3      Interpretation........................................................................................   8
         --------------

SECTION 2.  Purchase and Sale..................................................................................   9
            -----------------

2.1      Agreement to Sell and Purchase........................................................................   9
         ------------------------------

2.2      Purchase Price........................................................................................   9
         --------------

2.3      Payment Terms.........................................................................................   9
         -------------

2.4      Aggregate Purchase Price Paid.........................................................................   9
         -----------------------------

2.5      Closing Deliveries....................................................................................  10
         ------------------

2.6      Conditions Precedent..................................................................................  10
         --------------------

2.7      Aircraft Condition....................................................................................  10
         ------------------

2.8      Removal From Market...................................................................................  10
         -------------------

SECTION 3.  Interim Lease; Term and Rent.......................................................................  10
            ----------------------------

3.1      Interim Lease.........................................................................................  11
         -------------

3.2      Term and Basic Rent...................................................................................  11
         -------------------

3.3      Supplemental Rent.....................................................................................  11
         -----------------

3.4      Payments to Seller; Non-Business Day Due Date.........................................................  11
         ---------------------------------------------

3.5      Force Majeure.........................................................................................  11
         -------------

3.6      Fuel at Interim Lease Date............................................................................  12
         --------------------------

SECTION 4.  Conditions Precedent...............................................................................  12
            --------------------

4.1      Buyer's Conditions Precedent..........................................................................  12
         ----------------------------

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
4.2      Seller's Conditions Precedent.........................................................................  12
         -----------------------------

SECTION 5.  Delivery Conditions................................................................................  13
            -------------------

SECTION 6.  Return of Equipment................................................................................  13
            -------------------

6.1      Return of Aircraft; Condition Upon Return.............................................................  13
         ------------------------------------------

6.2      Manuals...............................................................................................  16
         -------

6.3      Extension of Term Due to Conditions Upon Return.......................................................  16
         -----------------------------------------------

6.4      Non-Compliance........................................................................................  16
         --------------

6.5      Fuel at Return........................................................................................  17
         --------------

SECTION 7.  Seller's Representations and Warranties............................................................  17
            ---------------------------------------

7.1      Disclaimer of Representations.........................................................................  17
         -----------------------------

7.2      Seller's Representations, Warranties and Covenants....................................................  17
         --------------------------------------------------

7.3      Enforcement of Warranties.............................................................................  19
         -------------------------

7.4      Assignment of Warranties..............................................................................  19
         ------------------------

SECTION 8.  Buyer's Representations, Warranties and Covenants..................................................  19
            -------------------------------------------------

8.1      Corporate Existence and Qualification.................................................................  19
         -------------------------------------

8.2      Certificated Air Carrier..............................................................................  19
         ------------------------

8.3      Corporate Authority...................................................................................  19
         -------------------

8.4      Authorization and Non-contravention...................................................................  19
         -----------------------------------

8.5      Consents..............................................................................................  20
         --------

8.6      Execution and Binding Effect..........................................................................  20
         ----------------------------

8.7      Litigation............................................................................................  20
         ----------

8.8      Filings...............................................................................................  20
         -------

8.9      Tax Returns and Payments..............................................................................  20
         ------------------------

8.10     Disclosure............................................................................................  21
         ----------

8.11     Principal Place of Business...........................................................................  21
         ---------------------------

SECTION 9.  Additional Covenants of Buyer......................................................................  21
            -----------------------------

9.1      Financial and Other Information.......................................................................  21
         -------------------------------

9.2      Liens.................................................................................................  22
         -----

9.3      Eurocontrol and Nav Canada............................................................................  22
         --------------------------

SECTION 10.  Registration; Maintenance; Operation..............................................................  22
             ------------------------------------

10.1     Registration..........................................................................................  22
         ------------

10.2     Maintenance...........................................................................................  22
         -----------

10.3     Fees and Charges......................................................................................  24
         ----------------

10.4     Operation of the Equipment............................................................................  24
         --------------------------

10.5     Maintenance of Certain Engines........................................................................  24
         ------------------------------

10.6     Data..................................................................................................  24
         ----

SECTION 11.  Possession........................................................................................  25
             ----------

11.1     Transfers of Possession...............................................................................  25
         -----------------------

11.2     Terms of Transfers....................................................................................  26
         ------------------

11.3     Cross-Waiver..........................................................................................  26
         ------------

11.4     Early Purchase Option.................................................................................  27
         ---------------------

SECTION 12.  Replacement and Pooling of Parts; Modifications; Engine Exchange..................................  27
             ----------------------------------------------------------------

12.1     Replacement of Parts..................................................................................  27
         --------------------

12.2     Pooling of Parts......................................................................................  27
         ----------------

12.3     Alterations, Modifications and Additions..............................................................  28
         ----------------------------------------

SECTION 13.  Loss..............................................................................................  29
             ----

13.1     Event of Loss With Respect to the Airframe............................................................  29
         ------------------------------------------

13.2     Event of Loss With Respect to an Engine...............................................................  29
         ---------------------------------------

13.3     Application of Payments...............................................................................  30
         -----------------------

13.4     Application of Payments During Default or Event of Default............................................  30
         ----------------------------------------------------------

SECTION 14.  Insurance.........................................................................................  30
             ---------

14.1     Insurance Requirements................................................................................  30
         ----------------------

14.2     Insurance Reports.....................................................................................  33
         -----------------

14.3     Additional Insurance..................................................................................  33
         --------------------

SECTION 15.  Inspections.......................................................................................  33
             -----------

SECTION 16.  Insignia..........................................................................................  33
             --------

SECTION 17.  Events of Default.................................................................................  34
             -----------------

SECTION 18.  Remedies..........................................................................................  36
             --------

18.1     Seller Entitled to Exercise Remedies..................................................................  36
         ------------------------------------

18.2     Remedies of Seller....................................................................................  36
         ------------------

18.3     Monetary Damages Payable by Buyer.....................................................................  37
         ---------------------------------

18.4     Remedies Not Exclusive................................................................................  37
         ----------------------

SECTION 19.  Seller's Right to Perform for Buyer...............................................................  37
             -----------------------------------

SECTION 20.  Further Assurances................................................................................  38
             ------------------

SECTION 21.  Buyer's Indemnities...............................................................................  38
             -------------------

21.1     General Tax Indemnity.................................................................................  38
         ---------------------

21.2     General Indemnity.....................................................................................  39
         -----------------

21.3     Survival of Indemnities; Net Obligations..............................................................  40
         ----------------------------------------

SECTION 22.  Net Agreement; No Setoff or Counterclaim..........................................................  40
             ----------------------------------------

SECTION 23.  Assignment........................................................................................  41
             ----------

23.1     Binding on Assignees..................................................................................  41
         --------------------

23.2     No Assignment by Buyer................................................................................  41
         ----------------------

23.3     Permitted Transfers by Seller.........................................................................  41
         -----------------------------

23.4     Tax-Free Exchange.....................................................................................  42
         -----------------

SECTION 24.  Quiet Enjoyment...................................................................................  42
             ---------------

SECTION 25.  Gross-Up..........................................................................................  43
             --------

SECTION 26.  Miscellaneous.....................................................................................  43
             -------------

26.1     Survival..............................................................................................  43
         --------

26.2     Brokers...............................................................................................  43
         -------

26.3     Expenses..............................................................................................  43
         --------

26.4     Governing Law.........................................................................................  44
         -------------

26.5     Consent to Jurisdiction...............................................................................  44
         -----------------------

26.6     Notices...............................................................................................  44
         -------

26.7     Severability..........................................................................................  45
         ------------

26.8     Amendments............................................................................................  45
         ----------

26.9     Interpretation........................................................................................  45
         --------------

26.10    Descriptive Headings..................................................................................  45
         --------------------

26.11    Counterparts..........................................................................................  45
         ------------

26.12    Entire Agreement......................................................................................  46
         ----------------

Exhibit A - TECHNICAL ACCEPTANCE CERTIFICATE...................................................................  48

Exhibit B - AGREEMENT INTERIM LEASE SUPPLEMENT.................................................................  50

Exhibit C - LEASE DELIVERY RECEIPT.............................................................................  53

Exhibit D - BILL OF SALE ......................................................................................  55

Exhibit E - CLOSING DELIVERY RECEIPT...........................................................................  56

Exhibit F - REDELIVERY RECEIPT.................................................................................. 58

Exhibit G - CONFIRMATION........................................................................................ 60

Exhibit H - AUTHORIZATION LETTER................................................................................ 61

Schedule I - FINANCIAL TERMS.................................................................................... 62

                      AIRCRAFT CONDITIONAL SALE AGREEMENT


          This AIRCRAFT CONDITIONAL SALE AGREEMENT (this "Agreement"), dated as of October 24, 2000 (the "Effective Date"), is by and between First Security Bank, N.A., a national banking association, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended ("Seller"), and Royal Aviation Inc., d/b/a/ Royal Airlines, a Canadian corporation ("Buyer"). The following sections set forth the agreement of Seller and Buyer.

          SECTION 1.  Definitions and Interpretation.
                      ------------------------------

          1.1  Definitions.  The following terms shall have the following
               -----------
meanings for all purposes of this Agreement.

          "Actual Cost" means, as it applies to any maintenance work on the
           -----------
Equipment, the actual cost of replacement parts plus the cost of the associated labor at Buyer's lowest labor rates charged to third parties (if the work is performed by Buyer) or at third party costs charged to Buyer (if the work is performed by third parties) and shall not include late charges, interest or other similar amounts.

          "Additional Installment" has the meaning set forth in Section 2.3(b)
           ----------------------                               --------------
hereof.

          "Additional Installment Date" has the meaning set forth in Section
           ---------------------------                               -------
2.3(b) hereof, it being the intent of the parties that this Agreement be
------
interpreted in such a manner such that each Additional Installment Date shall coincide with a Rent Payment Date.

          "Agreement Interim Lease Supplement" means the Agreement Interim Lease
           ----------------------------------
Supplement to be executed and delivered by Seller and Buyer on the Interim Lease Date substantially in the form attached as Exhibit B for the purpose of leasing the Equipment under this Agreement during the period from the Interim Lease Date to the Closing Date.

          "Aircraft" means the Airframe and each Engine.
           --------

          "Airframe" means (i) the Boeing B737-200A aircraft airframe bearing
           --------
manufacturer's serial number 21721, excluding the Engines or engines from time to time installed on such airframe, (ii) any and all Parts so long as such Parts are incorporated in, installed on or attached to such airframe or so long as title to such Parts is vested in Seller in accordance with the terms of Section
                                                                        -------
12 after removal from such airframe, and (iii) all substitutions, replacements
--
or renewals from time to time made in or to such airframe or to any of the Parts referred to in clause (ii) above as required or permitted under this Agreement.

          "Applicable Law" means all applicable (i) laws, treaties and
           --------------
international agreements of any national government, (ii) laws of any state, province, territory, locality or other political subdivision of a national government, and (iii) rules, regulations, judgments, decrees, orders, injunctions, writs, directives, licenses and permits of any Governmental Body or arbitration authority.

          "Application" means an application for registration of the Aircraft
           -----------
pursuant to this Agreement.

          "APU" means (i) the auxiliary power unit(s) installed in the Aircraft
           ---
on the Interim Lease Date, (ii) any and all Parts, so long as such Parts are incorporated in, installed on or attached to such auxiliary power unit or so long as title to such Parts is vested in Seller in accordance with the terms of
Section 12 after removal from such auxiliary power unit, and (iii) all
----------
substitutions, replacements or renewals from time to time made in or to such auxiliary power unit or to any of the Parts referred to in clause (ii) above as required or permitted under this Agreement.

          "Authorization Letter" means an letter on Buyer's letterhead
           --------------------
substantially in the form attached as Exhibit H.

          "Basic Rent" means the rent payable for the Equipment.
           ----------

          "Bill of Sale" means the Bill of Sale to be executed and delivered by
           ------------
Seller to Buyer on the Closing Date substantially in the form attached as Exhibit D for the purpose of transferring title to the Equipment to Buyer.

          "Business Day" means any day other than (i) a Saturday, a Sunday or
           ------------
(ii) a day on which commercial banking institutions in Boston, Massachusetts, or Montreal, Quebec are authorized or required to be closed.

          "Canadian Aviation Law" means the Aeronautics Act (Canada) and/or the
           ---------------------
Canada Transportation Act, as amended, or any successor statutory provisions and the regulations promulgated under such provisions.

          "Canadian Aviation Regulations" means the Canadian Aviation
           -----------------------------
Regulations and/or the Air Transportation Regulations of the Consolidated Regulations of Canada, or any successor regulatory provisions.

          "Canadian Government" means the federal government of Canada or any
           -------------------
Governmental Body of such government that is backed by the full faith and credit of such government.

          "`C' Check" means a "C" check on the Airframe under the Maintenance
           ---------
Program.

          "Certificated Air Carrier" means any air carrier that either:
           ------------------------

          (a) is a "citizen of the United States" as defined in Section 40102(a)(15) of the Federal Aviation Law, who (i) holds a valid air carrier certificate and operating specifications issued under Part 119 of the Federal Aviation Regulations authorizing said air carrier to conduct operations pursuant to Part 121 of the Federal Aviation Regulations, (ii) holds a valid certificate of public convenience and necessity issued under Chapter 411 of the Federal Aviation Law, and (iii) is a Person holding an "air carrier operating certificate issued pursuant to Chapter 447 of

Title 49 for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo" as that phrase is used in Section 1110 of the Bankruptcy Code; or
--

          (b) holds an Air Operator Certificate and the required Air Carrier Licenses issued under the Canadian Aviation Regulations.

          "Closing" means the performance of all actions necessary to consummate
           -------
the sale of the Equipment by Seller to Buyer, including, without limitation, payment in full of the Purchase Price by Buyer to Seller, and the transfer of title to the Equipment from Seller to Buyer.

          "Closing Date" means the day that is one month after the day on which
           ------------
the last Additional Installment becomes due and payable, unless such date is a day other than a Business Day, in which case the Closing Date shall be the immediately preceding Business Day.

          "Closing Delivery Receipt" means the Delivery Receipt to be executed
           ------------------------
and delivered by Seller and Buyer on the Closing Date substantially in the form attached as Exhibit E.

          "Confirmation" means the Confirmation of Interested Parties
           ------------
substantially in the form attached as Exhibit G.

          "Data" means (i) the logs, manuals and other documentation and data
           ----
delivered to Buyer in connection with the delivery of the Equipment, (ii) the logs, manuals and other documentation and data that Buyer is required to maintain with respect to the Equipment during the Interim Lease Term pursuant to the Maintenance Program and by any Governmental Body and pursuant to all other Applicable Laws as applicable to Buyer's maintenance and operation of the Equipment, updated and maintained by Buyer for the Equipment through the Return Date, and (iii) all logs, manuals and data that the Buyer maintains with respect to the Equipment.

          "Default" means an event that, upon the giving of notice or the lapse
           -------
of time, or both, would become an Event of Default.

          "Delivery Installment" has the meaning set forth in Section 2.3(a)
           --------------------                               --------------
hereof.

          "Delivery Location" has the meaning set forth in Section 3.1(a)
           -----------------                               --------------
hereof.

          "Dollars" or "$" shall mean the legal currency of the United States of
           -------      -
America.

          "Engines" means those two (2) Pratt & Witney JT8D-9A Engines bearing
           -------
Manufacturer's Serial Numbers 707432 & 687834, whether or not from time to time installed on the Airframe or installed on any other airframe; provided, however, that any Replacement Engine may be substituted for any Engine from time to time pursuant to Section 13.2. The term "Engines" also includes any and all Parts,
            ------------
so long as such Parts are incorporated in, installed on or attached to an Engine or so long as title to such Parts is vested in Seller in accordance with the terms of Section 12 after removal from an Engine, and all substitutions,
         ----------
replacements or renewals from time to time made in or to an Engine or to any of the items referred to above or to any part of such items as required or permitted under this Agreement.

          "Engine Maintenance Contract" has the meaning specified in Section
           ---------------------------                               -------
10.2(c) hereof.
-------

          "Engine Maintenance Provider" has the meaning specified in Section
           ---------------------------                               -------
10.2(c) hereof.
-------

          "Engine Shop Visit" means any scheduled or unscheduled maintenance or
           -----------------
overhaul performed on an Engine pursuant to the Maintenance Program (or, in connection with any period prior to the Interim Lease Date, an equivalent maintenance inspection under any prior maintenance program) that requires the removal of such Engine from the Airframe or an airframe in order that such scheduled or unscheduled maintenance or overhaul may be performed, the result of which is to restore serviceability; provided, however, that such maintenance or
                                    --------  -------
overhaul shall not include (a) maintenance of components associated with an installed Engine, e.g., quick engine change kits, nose cowls or thrust reversers, (b) any overhaul or maintenance required as a result of foreign object damage or mishandling, or (c) any cost that is covered by insurance or warranty.

          "Equipment" means, collectively, the Aircraft, and where the context
           ---------
permits or requires, the Data.

          "Eurocontrol" means that organization (or any successor thereto)
           -----------
established under the 1960 Brussels Convention relating to Co-operation for the Safety of Air Navigation, as amended by the Brussels Protocol 1981, and as from time to time further amended.

          "Event of Default" has the meaning specified in Section 17 hereof.
           ----------------                               ----------

          "Event of Loss" with respect to any property means any of the
           -------------
following events with respect to such property:

          (a) the actual or constructive loss of such property or the use thereof due to the destruction of or damage to such property which renders repair uneconomical or which renders such property permanently unfit for normal use by Buyer;

          (b) any damage to such property or other occurrence which results in an insurance settlement with respect to such property on the basis of a total loss or a constructive, compromised, arranged or agreed total loss;

          (c) the confiscation, condemnation, seizure, forfeiture or requisition of the title to such property (for any reason whatsoever and whether de jure or de facto);

          (d) the disappearance, hijacking or theft (including a seizure of title or use not otherwise included in this definition) of such property for a continuous period in excess of sixty (60) days; and/or

          (e) requisition of use of such property by any Governmental Body or purported Government Entity of use or hire of such property which shall have resulted in the loss of possession or use of such property by Buyer for a continuous period in excess of sixty (60) days or, if less, the remaining Interim Lease Term.

An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe. An Event of Loss with respect to any Engine without loss of the Airframe shall not be deemed to be an Event of Loss with respect to the Aircraft.

          "Event of Loss Date" shall mean (i) with respect to any Event of Less
           ------------------
set forth in clause (a) or (b) of the definition of "Event of Loss," the earliest of: (x) the date of actual loss, (y) the date on which the loss is agreed, arranged or compromised by the insurers, or (z) sixty (60) days after the date of notice to Buyer's brokers or insurers claiming the loss, (ii) with respect to any Event of Loss set forth in clause (c) of the definition of Event of Loss, the date such event, condition or circumstance occurs, or (iii) with respect to any Event of Loss set forth in clause (d) or (e) of the definition of Event of Loss, the date on which insurers make payment on the basis of a total loss.

          "FAA" means the Federal Aviation Administration of the U.S. Department
           ---
of Transportation, or any successor agency administering the Federal Aviation
Law.

          "Federal Aviation Regulations" means Title 14 of the United States
           ----------------------------
Code of Federal Regulations, as amended, or any successor regulatory provisions.

          "Federal Aviation Law" means Title 49 of the United States Code, as
           --------------------
amended, or any successor statutory provisions and the regulations promulgated under such provisions.

          "Final Installment" has the meaning set forth in section 2.3(c)
           -----------------
hereof.

          "Flight Hour" means (i) with respect to the Airframe, any hour or any
           -----------
fraction of an hour measured from the time the wheels of the Airframe leave the ground until the wheels next touch the ground, or (ii) with respect to any Engine, any Landing Gear or the APU, any hour or any fraction of an hour measured from the time the wheels of any airframe on which such Engine, Landing Gear or the APU is installed leave the ground until the wheels next touch the ground.

          "GAAP" means generally accepted accounting principles as in effect in
           ----
the United States, consistently applied, as of the date of such application.

          "Governmental Body" shall mean any department, commission, board,
           -----------------
bureau, court. legislature, agency, instrumentality or authority of any national government or any political subdivision of a national government to the extent that any such entity has jurisdiction over the Equipment, the Buyer or its operations.

          "Indemnitee" means and includes Seller, EQUIS Financial Group, LLC,
           ----------
any beneficiary of that certain Trust Agreement No. III dated as of December 30, 1991, as amended, of which Seller and various limited partnerships managed by EQUIS Financial Group, LLC, are parties, Sigma Aircraft Management, LLC, all shareholders, partners, directors, officers, employees, contractors and agents of any of the foregoing, and any permitted successor or assignee of such parties.

          "Interim Lease Date" means the date of the Agreement Interim Lease
           ------------------
Supplement.

          "Interim Lease Term" means the period commencing on the Interim Lease
           ------------------
Date and terminating on the Closing Date, unless such term is earlier terminated or extended in accordance with the terms of this Agreement.

          "Landing Gear" means (i) each of the three landing gear listed in the
           ------------
Agreement Interim Lease Supplement, (ii) any and all Parts, so long as such Parts are incorporated in, installed on, attached to or appurtenant to any such landing gear or so long as title to such Parts is vested in Seller in accordance with the terms of Section 12 after removal from any such landing gear, and (iii)
                  ----------
all substitutions, replacements or renewals from time to time made in or to any such landing gear or to any of the Parts referred to in clause (ii) above as required or permitted under this Agreement.

          "Landing Gear Overhaul" means any scheduled overhaul of the Landing
           ---------------------
Gear under the Maintenance Program.

          "Lease Delivery Receipt" means the Delivery Receipt to be executed and
           ----------------------
delivered by Seller and Buyer on the Interim Lease Date substantially in the form attached as Exhibit C.

          "Lien" means any security agreement, mortgage, chattel mortgage,
           ----
pledge, lien, charge, encumbrance, hypothec, lease, exercise of rights, security interest or lease in the nature of a security interest (including any conditional sales agreement, equipment trust agreement or other title retention agreement), statutory rights in rem or claim of any kind.
                             -- ---

          "Maintenance Program" means the Transport Canada approved air
           -------------------
operator's maintenance control system of Buyer that meets the requirements of the Canadian Aviation Regulations applicable to the Airframe and the Engines.

          "Nav Canada" means ANS Corporation, a corporation incorporated on May
           ----------
26, 1995, under Part II of the Canada Corporations Act.

          "Operative Documents" means, collectively, this Agreement, Schedule I
           -------------------
hereof, the Technical Acceptance Certificate, Agreement Interim Lease Supplement, Lease Delivery Receipt, Bill of Sale, Closing Delivery Receipt, and the Redelivery Receipt, all as amended, restated, modified or supplemented from time to time.

          "Overdue Rate" means 15% per annum (calculated on the basis of a 360-
           ------------
day year and twelve 30-day months).

          "Parts" means any and all appliances, parts, instruments,
           -----
appurtenances, accessories, furnishings and other equipment or components of whatever nature, including landing gear and auxiliary power units but excluding complete Engines or engines, that may from time to time be incorporated in, installed on or attached to the Airframe or any Engine or that remain the property of Seller pursuant to the terms of Section 12 of this
                                                            ----------
Agreement despite removal from the Airframe or any Engine.

          "Permitted Liens" means: (i) Seller Liens, (ii) Liens for Taxes either
           ---------------
not yet due or being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided) so long as such proceedings do not involve any significant likelihood of the sale, forfeiture or loss of the Equipment, any part of the Equipment or any interest in the Equipment, and (iii) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens securing obligations arising in the ordinary course of business for amounts the payment of which is either not yet due or is being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided) so long as such proceedings do not involve any significant likelihood of the sale, forfeiture or loss of the Equipment, any Part or any interest in the Equipment.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, association, joint stock company, trust, unincorporated organization or Governmental Body.

          "Purchase Price" has the meaning set forth in section 2.2 hereof.
           --------------

          "Redelivery Location" has the meaning set forth in Section 6.1 hereof.
           -------------------                               -----------

          "Redelivery Receipt" means the Redelivery Receipt to be executed and
           ------------------
delivered by Seller and Buyer on the Return Date substantially in the form attached as Exhibit F.

          "Rent" means, collectively, Basic Rent and Supplemental Rent.
           ----

          "Rent Payment Date" means the day that is one month after the Interim
           -----------------
Lease Date, and the same day of each subsequent calendar month during the Interim Lease Term. In the event a Rent Payment Date is a day other than a Business Day, any amount of Basic Rent payable by Buyer to Seller shall be due on the immediately preceding Business Day.

          "Rent Period" means any period commencing on any given Rent Payment
           -----------
Date and ending on the day immediately preceding the next succeeding Rent Payment Date, provided, however, that the last Rent Period shall in any event end on the Closing Date.

          "Replacement Engine" has the meaning specified in Section 13.2 hereof.
           ------------------                               ------------

          "Return Date" has the meaning specified in Section 6.1 hereof.
           -----------                               -----------

          "Seller Lien" means any Lien with respect to the Equipment or any part
           -----------
of the Equipment that results from (i) nonpayment by Seller of any Taxes imposed on it (except any Taxes in respect of which Buyer is obligated to indemnify Seller under this Agreement), (ii) claims against the Equipment or Seller not related to the transactions contemplated by this Agreement or arising out of the operation of the Equipment during the Interim Lease Term and for which Buyer is not obligated to indemnify Seller under this Agreement, or (iii) an affirmative action of Seller not (a) consented to by Buyer or (b) contemplated by this Agreement.

          "Stipulated Loss Value" shall be the amount set forth in Schedule I
           ---------------------
hereto.

          "Supplemental Rent" means all amounts, liabilities and obligations
           -----------------
which Buyer assumes or agrees to pay under any Operative Document to Seller or other persons, including, without limitation, payment of indemnities, and Stipulated Loss Value.

          "Supplier" means the manufacturer, supplier, contractor or
           --------
subcontractor of the Equipment or any component or part of the Equipment.

          "Taxes" shall mean any and all sales, income, withholding, use,
           -----
excise, personal property, ad valorem, value added, goods and services, stamp or other taxes levied upon Seller, Buyer, or the Equipment, including any and all gross levies or other charges of any nature, together with any penalties, fines, or interest thereon, imposed, levied or assessed by, or otherwise payable to any Governmental Body, foreign or domestic.

          "Technical Acceptance Certificate" means the Technical Acceptance
           --------------------------------
Certificate to be executed and delivered by Buyer to Seller substantially in the form attached as Exhibit A for the purpose of evidencing Buyer's satisfaction with the technical condition of the Aircraft prior to the Interim Lease Date.

          "Transport Canada" means the agency of the Canadian Government charged
           ----------------
with regulatory authority over civil aviation, or any successor agency administering the Canadian Aviation Law.

          "UCC" means the Uniform Commercial Code as adopted and in effect in
           ---
any specified jurisdiction within the United States, or the functional equivalent thereof in effect in any specified jurisdiction within Canada.

          "United States Government" means the federal government of the United
           ------------------------
States of America or any Governmental Body of such government that is backed by the full faith and credit of such government.

          1.2  Other Terms.
               -----------

          (a) Any accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP.

          (b) All terms used in Article 9 of the UCC of the State of New York and not specifically defined in this Agreement are used in this Agreement as defined in Article 9 of the UCC of the State of New York.

          1.3  Interpretation.
               --------------

          (a) Terms defined in this Agreement in the singular include the plural of such terms, and terms defined in this Agreement in the plural include the singular of such terms.

          (b) Unless otherwise indicated, any agreement defined or referred to in this Agreement is intended to mean or refer to such agreement as amended or supplemented from time to time or as the terms of such agreement are waived or modified in accordance with its terms.

          (c) Unless otherwise indicated, any Applicable Law defined or referred to in this Agreement is intended to mean or refer to such Applicable Law as amended from time to time or any successor Applicable Law as amended from time to time.

          (d) Unless otherwise indicated, all hourly references in this Agreement shall refer to Boston, Massachusetts time.

          SECTION 2.  Purchase And Sale.
                      -----------------

          2.1  Agreement to Sell and Purchase.  Seller agrees to sell the
               ------------------------------
Equipment to Buyer and Buyer agrees to purchase the Equipment from Seller for the Purchase Price and subject to the terms and conditions set forth in this Agreement.

          2.2  Purchase Price.  The total purchase price for the Equipment shall
               --------------
be in the amount of the "Purchase Price" set forth in Schedule I.

          2.3  Payment Terms.
               -------------

          (a) On the Interim Lease Date, Buyer shall pay to Seller an initial installment in the amount of the "Delivery Installment" set forth in Schedule I. The foregoing notwithstanding, Seller acknowledges that prior to execution of this Agreement, Buyer paid a $100,000.00 deposit pending execution of this Agreement, and said deposit shall be applied as partial payment of the Delivery Installment.

          (b) Buyer shall pay to Seller, 14 additional installment payments (each an "Additional Installment"), each in the amount set forth in Schedule I, with the first Additional Installment due on the day that is one month after the Interim Lease Date, and another Additional Installment shall be due on the same day of each subsequent calendar month during the Interim Lease Term (each an "Additional Installment Date"), except that in the event any Additional Installment Date is other than a Business Day, such Additional Installment shall be due on the immediately preceding Business Day.

          (c) On the Closing Date, Buyer shall pay to Seller one (1) final payment in the amount of the "Final Installment" set forth in Schedule I.

          2.4  Aggregate Purchase Price Paid.
               -----------------------------

          (a) The aggregate amount of the Delivery Installment and all Additional Installments to the extent paid (the "Aggregate Purchase Price Paid") shall be held by Seller, without obligation or liability for payment of interest thereon, as security for the faithful performance by Buyer of all Buyer's obligations arising under this Agreement. Seller may, but shall not be required to, segregate the Aggregate Purchase Price Paid from Seller's general funds.

          (b) The Aggregate Purchase Price Paid shall become non-refundable upon satisfaction of each of the Conditions Precedent set forth in Section 4.1,
                                                                   -----------
except in the event of an Event of Loss of the Airframe prior to the Interim Lease Date or in the event Seller fails to deliver the Equipment to Buyer on the Interim Lease Date in the condition required by Section 5. Upon becoming non-
                                                ---------
refundable in accordance with the preceding sentence, the Aggregate Purchase Price Paid shall be applied to the Purchase Price on the Closing Date; provided, however, that if there is no Closing for any reason whatsoever, the Aggregate Purchase Price Paid shall be retained by Seller and deemed Supplemental Rent attributable to Buyer's use of the Equipment.

          2.5  Closing Deliveries.
               ------------------

          (a)  On the Closing Date, and subject to Section 2.6 hereof, Seller
                                                   -----------
shall deliver to Buyer the Bill of Sale.

          (b) On the Closing Date, Buyer shall deliver to Seller the Closing Delivery Receipt.

          2.6  Conditions Precedent.  Seller's obligation to sell the Equipment
               --------------------
to Buyer on the Closing Date is subject the satisfaction of each of the following conditions:

          (a) No Event of Default of the Buyer shall have occurred on or prior to the Closing Date and be continuing on the Closing Date;

          (b) Buyer shall have promptly paid when due all amounts due and payable hereunder by Buyer to Seller prior to the Closing Date, including, without limitation, all Basic Rent, the Delivery Installment, and each Additional Installment; and

          (c) Buyer shall have paid the Final Installment to Seller on the Closing Date.

          2.7  Aircraft Condition.  On the Closing Date, Buyer shall purchase
               ------------------
the Equipment in "AS IS," "WHERE IS" and "WITH ALL FAULTS" condition. Buyer hereby acknowledges that as at the Closing Date, Buyer shall have been in possession of the Equipment during the Interim Lease Term and shall have been solely responsible for all maintenance and repairs of the Equipment during such Interim Lease Term, and that Seller shall have no responsibility or liability to Buyer for the condition of the Equipment on the Closing Date.

          2.8  Removal From Market.  Seller has removed the Aircraft from the
               -------------------
market, and for so long as no Event of Default of the Buyer shall have occurred and be continuing, the Equipment shall remain off the market and be subject to Buyer's exclusive right to purchase.

          SECTION 3.  Interim Lease; Term and Rent.
                      ----------------------------

          3.1  Interim Lease.
               -------------

          (a) On the Interim Lease Date, Seller shall lease to Buyer, and Buyer shall lease from Seller, the Equipment on the terms and conditions provided in this Agreement. On the Interim Lease Date, Seller shall deliver the Equipment to Buyer at the Tucson International Airport, Tucson, Arizona or such other location as Seller and Buyer shall agree (the "Delivery Location").

          (b) The leasing of the Equipment shall become effective upon execution and delivery of the Agreement Interim Lease Supplement, and delivery of the executed Agreement Interim Lease Supplement by Buyer to Seller shall constitute, without further act, unconditional and irrevocable acceptance by Buyer of such Equipment under and for all purposes of this Agreement as being airworthy, in good working order and repair and without defect or inherent vice in condition, design, operation or fitness for use, whether or not discoverable by Buyer. Risk of loss with respect to the Equipment shall thereupon be borne by Buyer.

          3.2  Term and Basic Rent.
               -------------------

          (a) The Equipment shall be leased by the Seller to the Buyer for the Interim Lease Term.

          (b) For so long as no Event of Default of the Buyer shall have occurred or be continuing, and the Delivery Installment, all Additional Installments, and the Final Installment, and any other amounts due and payable hereunder shall be paid promptly when due, the amount of the Basic Rent shall be zero ($0.00).

          3.3  Supplemental Rent.  Buyer shall pay to Seller, or to the Person
               -----------------
entitled to receive it, the Stipulated Loss Value promptly as it becomes due and owing and any and all other Supplemental Rent due and owing within ten days after written demand. Upon any failure by Buyer to pay any Supplemental Rent, Seller shall have all rights, powers and remedies with respect to such failure that are provided in this Agreement or by law, equity or otherwise in case of nonpayment of Basic Rent. Buyer shall also pay to Seller as Supplemental Rent, on demand and to the extent permitted by Applicable Law, a late fee in the amount of $500, plus interest at the Overdue Rate on any part of any Delivery Installment, Additional Installment, or the Final Installment not paid when due for any period for which any such payment shall be overdue, and on any Supplemental Rent not paid when due or demanded by Seller for any period for which the same shall be overdue. The expiration or other termination of this Agreement shall not limit or modify the obligations of Buyer with respect to any indemnities contained in this Agreement.

          3.4  Payments to Seller; Non-Business Day Due Date.  All payments
               ---------------------------------------------
payable to Seller hereunder shall be paid by Buyer in immediately available funds to such account as Seller shall advise Buyer of in writing at least five Business Days prior to the date such payment is due. Any payment due on a date other than a Business Day shall be due and payable on the immediately preceding Business Day.

          3.5  Force Majeure.
               -------------

          (a) Seller shall not be responsible nor be deemed to be in default under this Agreement for any delay in delivery of possession or title to the Equipment or for failure or inability to perform any other obligation under any of the Operative Documents, if such delay, failure or inability results from any cause occurring without the gross negligence or willful misconduct of Seller and beyond the reasonable control of Seller including war, warlike operations, acts of government or governmental priorities, insurrections, riots, strikes or labor troubles causing cessation, slowdown or interruption of work, fire, floods, explosions, earthquakes, accidents, epidemics, quarantine restrictions, mechanical failure, inability for any reason to obtain materials, accessories, equipment or parts, delays in transportation or any act of God or the public enemy.

          (b) Buyer shall not be responsible nor be deemed to be in default under this Agreement if it is unable to perform any obligation under any of the Operative Documents, other than the obligations to maintain insurance under
Section 14 hereof and to timely pay the Initial Deposit, all Additional
----------
Installment, the Final Installment, and all Basic Rent and Supplemental Rent, and such inability results from any cause occurring without the gross negligence or willful misconduct of Buyer and beyond the reasonable control of Buyer including war, warlike operations, acts of government or governmental priorities, insurrections, riots, strikes or labor troubles causing cessation, slowdown or interruption of work, fire, floods, explosions, earthquakes, accidents, epidemics, quarantine restrictions, mechanical failure, inability for any reason to obtain materials, accessories, equipment or parts, delays in transportation or any act of God or the public enemy, so long as Buyer is diligently attempting to cure any such default.

          3.6  Fuel at Interim Lease Date.  In addition to all other amounts due
               --------------------------
and payable by Buyer to Seller on the Interim Lease Date, Buyer shall pay to Seller an amount equal to the fair market value of all fuel on board the Aircraft on such date.

          SECTION 4.   Conditions Precedent.  Seller's obligation to lease the
                       --------------------
Equipment to Buyer for the Interim Lease Term is subject the satisfaction of each of the following conditions on or prior to the Interim Lease Date:

          4.1  Buyer's Conditions Precedent. Buyer's obligation to purchase the
               ----------------------------
Equipment on the Closing Date and to lease the Equipment for the Interim Lease Term is subject the condition that on or prior to the Interim Lease Date, Seller shall have permitted Buyer to conduct an inspection of the Aircraft, which inspection shall be conducted at Buyer's sole cost and expense and may include a physical walk around inspection, a video borescope inspection, maximum power assurance runs of each Engine and APU, inspections of Aircraft records, documents and manuals, and such other inspections as are customarily performed by lessees of aircraft of the same make and model as the Aircraft;

          4.2  Seller's Conditions Precedent. Seller's obligation to lease the
               -----------------------------
Equipment for the Interim Lease Term is subject to the satisfaction of each of the following conditions on or prior to the Interim Lease Date:

          (a) Buyer shall have delivered to Seller the Technical Acceptance Certificate not later than the 24/th/ day of October, 2000, and shall have indicated thereon that Buyer has inspected the Aircraft and is satisfied that the condition of the Aircraft is in the condition required by Section 5 of this Agreement; provided, however, that if Buyer fails
            ---------
to deliver an Technical Acceptance Certificate to Seller on or before the 25/th/ day of October, 2000, Buyer shall be deemed to have accepted the Aircraft in accordance with the terms of said Technical Acceptance Certificate;

          (b) Buyer shall have delivered to Seller Buyer's credit and financial information not later than the 24/th/ day of October, 2000, and Seller shall have determined that Buyer has the financial ability to meet all of Buyer's obligations arising under this Agreement;

          (c) Buyer shall have delivered to Seller not later than the 24/th/ day of October, 2000, a certified resolution of Buyer's Board of Directors ratifying this Agreement authorizing the appropriate officers of Buyer to perform on behalf of Buyer each and every obligation of Buyer arising under this Agreement;

          (d) Seller shall have received approval of this Agreement from the Investment Committee of EQUIS Financial Group, LLC, not later than two (2) days after Seller's receipt of Buyer's credit and financial information in accordance with Section 4.2(b), above; and
     --------------

          (e) Buyer shall have paid to Seller the Delivery Installment specified in Section 2.3(a).

          SECTION 5.  Delivery Conditions.  The Seller shall deliver the
                      -------------------
Equipment to Buyer on the Interim Lease Date in the following condition:

          (a) in compliance with airworthiness directives and mandatory requirements at the date returned to Seller by Seller's previous lessee;

          (b) with a fresh "C" Check inspection based on the maintenance program of Seller's previous lessee, except for the passage of time, and as attributable to ferry and test flights;

          (c) each Engine shall have not less than 3,000 cycles to removal of the most life-limited part or known scheduled repair visit under the maintenance program of Seller's previous lessee;

          (d)  in a high-density seating configuration; and

          (e)  except as provided in Section 5(a)-(e) above, in "AS IS," "WHERE
                                     ----------------
IS" and "WITH ALL FAULTS" condition.

          SECTION 6.  Return of Equipment.
                      -------------------

          6.1  Return of Aircraft; Condition Upon Return.  In the event a
               ------------------------------------------
Closing shall not occur for any reason whatsoever, including without limitation an Event of Default of the Buyer (it being the intent of the parties that upon execution and delivery of the Agreement Interim Lease Supplement, the Equipment shall be accepted by Buyer for all purposes of this Agreement and a Closing shall occur except in the case of an Event of Default by the Buyer), on
-----
the date on which the leasing of the Equipment terminates under this Agreement (the "Return Date"), Buyer will, at Buyer's sole expense, return the Equipment to Seller by delivering the Equipment to Seller at Montreal International Airport, Montreal, Quebec, Canada (the "Redelivery Location"). At the time of such return, the parties shall execute the Redelivery Receipt, and the following requirements and conditions shall apply:

          (a) The Equipment shall have a valid Canadian Certificate of Airworthiness for export to a country designated by Seller and be in such condition (including, without limitation, maintenance condition) and with full supporting documentation, as to be immediately registered and operated as a passenger aircraft under the Applicable Law of the country so designated by Seller.

          (b) All systems shall be functioning within Airframe Manufacturer's maintenance manual limits and the interior and exterior of the Aircraft shall be clean by established carrier standards for immediate passenger use.

          (c) The Airframe will be fully equipped with the Engines installed thereon.

          (d) All maintenance checks shall be current under the most recent Maintenance Program for the Aircraft.

          (e) All airworthiness directives and mandatory service bulletins requiring compliance prior to the Return Date shall have been complied with (without waiver, deferment, restriction or exception) or terminated (excluding repetitive inspections).

          (f) The Aircraft shall be painted all white, with all of Buyer's insignia and markings removed therefrom.

          (g)  Such Airframe and Engines:

                    (i) shall be in airworthy condition eligible for immediate operation in accordance with Federal Aviation Law and all systems shall be functioning within the respective manufacturer's maintenance manual limits;

                    (ii) shall be free and clear of all Liens (other than Seller Liens) and rights of third parties under pooling, interchange, overhaul, repair or other similar agreements or arrangements;

                    (iii) shall be in the same seating configuration and in as good a condition as when delivered by Seller to Buyer, ordinary wear and tear excepted, in accordance with established carrier standards;

                    (iv) shall not have been discriminated against whether by reason of its leased status or otherwise in maintenance, use, operation or in any other manner whatsoever, including, without limitation, as to the type of maintenance program applicable to the Aircraft or as to compliance with airworthiness directives;

                    (v) the Aircraft shall have zero (0) hours of operation since the performance of the last phased "C" Check maintenance visit;

                    (vi) each Engine shall have a minimum remaining service life of 3000 cycles remaining until removal of the most life-limited part or the next scheduled overhaul or shop visit under the manufacturer's maintenance program, whichever is more limiting;

                    (vii) in no event shall any Engine be "on watch" for any reason requiring special or out of sequence inspection;

                    (viii) the Airframe and all non-engine Parts which are time or cycle limited or calendar controlled shall be serviceable and have a minimum remaining time or service life of 3000 hours (for time-limited items) or 3000 cycles (for cycle-limited items) or twelve (12) months (for calendar-controlled Parts), as applicable;

                    (ix) the Airframe and each Engine shall have no open, deferred or carryover items;

                    (x) each Engine shall meet all Engine Manufacturer's specifications for engine condition applicable to such Engine and shall have received favorable results of the borescope inspection required hereunder;

                    (xi) each Landing Gear shall have a minimum remaining service life of 3000 cycles or 12 months, whichever is more limiting, remaining until the next scheduled overhaul or shop visit under the manufacturer's maintenance program; and

          (i) All required placards per Buyer's maintenance and operations specifications must be current, in place and legible.

          (j) The Aircraft shall be free of major dents, and loose, pulled or missing rivets in excess of the Airframe manufacturer's structural repair manual limits. External patches shall be of a type consistent with industry standards and in accordance with the Airframe Manufacturer's approved maintenance manuals and structural repair manuals; and where applicable to Buyer, applicable engineering repair drawings will be provided by Buyer. In addition, all hail damage to the Aircraft shall have been permanently repaired consistent with industry standards and in accordance with the Airframe Manufacturer's approved Maintenance Manuals and Structural Repair Manuals.

          (k) Ceiling, sidewalls and bulkhead panels shall be clean in accordance with established commercial airline standards.

          (l) The Aircraft shall be delivered with carpets, flooring, drapes, tapestries, seat covers and seats and hard decor in their condition as on the Interim Lease Date, normal wear and tear excepted and with the same number of sets of galley carts and galley equipment as delivered on the Interim Lease Date.

          (m) During the "C" Check that will occur prior to the redelivery of the Equipment to Seller, Seller shall be entitled to inspect the Equipment (the "Redelivery Inspection"). The Redelivery Inspection will be solely at Buyer's expense. In connection with the Redelivery Inspection, Seller may conduct any inspection of the Aircraft that Buyer deems necessary in order to verify to Seller's satisfaction that the condition of the Equipment complies with this Agreement, which inspections may include, without limitation, a physical inspection of the Equipment, a complete video borescope inspection of each Engine, maximum power assurance runs of each Engine and APU, inspections of Aircraft records, documents and manuals, and such other inspections as are customarily performed in connection with a transfer of possession of an aircraft of the same make and model as the Aircraft In addition, in connection with the Redelivery Inspection, Buyer, at Buyer's sole cost and expense, shall cause a demonstration flight of the Aircraft of not more than one (1) Flight Hour in duration to be performed in accordance with Buyer's test flight procedures, and shall permit two (2) observers selected by Seller to be on board the Aircraft during such demonstration flight. Promptly upon completion of the Redelivery Inspection, Buyer, at Buyer's own cost and expense, shall cause all discrepancies identified during the Redelivery Inspection and demonstration flight to be corrected and repaired.

          (n) Buyer will pay for all costs in connection with back to birth disk tracing for disks installed subsequent to the Interim Lease Date.

          6.2  Manuals.  Upon the return of the Equipment upon any termination
               -------
of this Agreement in accordance with Section 6.1, Buyer shall deliver or cause
                                     -----------
to be delivered to Seller all Data and any other logs, manuals, drawings and data and inspection, maintenance, modification and overhaul records required to be maintained during the Interim Lease Term (in each case in English) with respect to the Equipment by the Transport Canada and FAA, including, without limitation, all engine maintenance records generated by the Engine Maintenance Provider under the Engine Maintenance Contract or by any other approved maintenance provider that may from time to time perform maintenance services on the Airframe or any Engine. In addition, Buyer shall re-assign to Seller, at the expense of Buyer, the benefit of any manufacturer's warranty which has been assigned to Buyer.

          6.3  Extension of Term Due to Conditions Upon Return.  Should
               -----------------------------------------------
redelivery of the Equipment, and Data referred to in Section 6.2, from Buyer to Seller be delayed (which delay shall be deemed to have occurred until Buyer shall have complied with all of the return conditions set forth in this Section
                                                                        -------
6) beyond the date required by the terms of this Agreement, all of Buyer's
-
obligations under this Agreement will remain in full force and effect, including, without limitation the obligation to pay Rent hereunder; provided, however, that the amount of the Basic Rent due on a monthly basis during the period of the delay shall be (i) equal to the Delivery Installment for any period of delay resulting from a Force Majeure condition as defined in Section 3.5(b), or (ii) equal to 200% of the amount of the Delivery Installment for any period of delay not resulting from a Force Majeure condition.

          6.4  Non-Compliance.  To the extent that at the return of the
               --------------
Equipment, the condition of the Equipment, and Data referred to in Section 6.2,
                                                                   -----------
do not comply with this Section 6, Buyer will, at its sole cost and expense,
                        ---------
diligently proceed to rectify any defect or non-compliance as promptly as practicable (and in any event within thirty (30) days) to Seller's reasonable satisfaction; and the Interim Lease Term will be automatically extended and this Agreement will remain in full force and effect and the Basic Rent shall be as provided in Section 6.3 above.
                             -----------

          6.5  Fuel at Return.  Upon the return of the Aircraft in the condition
               --------------
required by Section 6.1, and provided Buyer shall have paid all amounts due and payable by Buyer to Seller under this Agreement, Seller shall pay to Buyer an amount equal to the fair market value of all fuel on board the Aircraft on the date of such return.

          SECTION 7.  Seller's Representations and Warranties.
                      ---------------------------------------

          7.1  Disclaimer of Representations.  Except as specifically stated in
               -----------------------------
this Aircraft Conditional Sale Agreement, SELLER SHALL BE DEEMED TO HAVE NOT MADE OR GIVEN, AND SELLER EXPRESSLY DISCLAIMS, ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, IN FACT OR IN LAW, AS TO THE AIRWORTHINESS, DESCRIPTION, VALUE, QUALITY, DURABILITY, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, OPERATION, DEFECTS, USE OF PATENTED TECHNOLOGY OR EQUIPMENT, MERCHANTABILITY OR FITNESS FOR USE OR SUITABILITY OF THE EQUIPMENT OR ANY COMPONENT OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT OR ANY COMPONENT OF THE EQUIPMENT. Seller shall have no responsibility or liability to Buyer or any other Person with respect to any of the following, unless resulting from the gross negligence or willful misconduct of Seller: (a) any liability, loss or damage caused or alleged to be caused directly or indirectly by the Equipment or any component of the Equipment or by any inadequacy of the Equipment or deficiency or defect therein or any other circumstances in connection with the Equipment or the Operative Documents; (b) the use, operation or performance of the Equipment or any component of the Equipment or any risks relating to the Equipment; (c) any interruption of service, loss of business or anticipated profits or consequential damages; or
(d) the delivery, operation, servicing, maintenance, repair, improvement or replacement of the Equipment or any component of the Equipment. Without limitation of the foregoing, Buyer waives any claim which it may have against Seller on account of any defect or alleged defect in the Equipment or any part thereof, known or unknown, exterior or interior, apparent or concealed.

          7.2  Seller's Representations, Warranties and Covenants.  Seller
               --------------------------------------------------
represents, warrants and covenants to Buyer as follows:

          (a) On the Interim Lease Date, Seller shall have full power and legal right to lease the Equipment to Buyer.

          (b) On the Closing Date, Seller shall have full power and legal right to sell the Equipment to Buyer.

          (c) Seller's execution of the Bill of Sale and delivery thereof to Buyer on the Closing Date shall convey to Buyer good title to the Equipment, free and clear of all liens, claims or encumbrances arising by, through, or under Seller, excepting liens, claims and encumbrances rising by, through, or under Buyer.

          (d)  Seller is and will continue to be a national banking association
               ------
duly organized and validly existing under the laws of the United States. Seller is and will continue to be duly qualified and authorized to do business and is and will continue to be in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities (including the leasing and operation of the Equipment) make such qualification necessary or where the failure to be qualified or authorized or to be in good standing would have a material adverse impact on its business (taken as a whole), financial condition or its ability to perform its obligations under the Operative Documents.

          (e) The execution, delivery and performance of the Operative Documents have been duly authorized by all necessary corporate action on the part of Seller. The execution, delivery and performance of the Operative Documents, the consummation by Seller of any transactions contemplated by the Operative Documents and the compliance by Seller with any of the terms or provisions of the Operative Documents does not and will not (a) require any approval of Seller's stockholders or any approval or consent of any trustee or holders of any indebtedness or obligations of Seller or which has not been obtained on or before the date hereof, (b) contravene any material Applicable Law binding on or applicable to Seller, (c) contravene the corporate charter or by-laws of Seller, or (d) contravene the provisions of, constitute a default under or result in the breach of, or the creation of any Lien (other than a Permitted Lien) upon any property of Seller under, any indenture, security agreement, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or credit agreement, contract or other agreement or instrument to which it may be a party or by which any of their properties may be bound or affected.

          (f) Each of the Operative Documents has been duly authorized by Seller and, when executed and delivered by Seller, will constitute the legal, valid and binding agreement of Seller enforceable against Seller in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditor's rights generally.

          (g)  No suits or proceedings are pending and to the best knowledge of
               -
Seller no suits are threatened against or affecting Seller in any court or before any Governmental Body that might have a material adverse effect on the financial condition or business of Seller or on the ability of Seller to perform its obligations under the Operative Documents.

          (h) None of the material documents furnished by or on behalf of Seller to Buyer in connection with the transactions contemplated by the Operative Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in this Agreement not misleading. Seller knows of no fact that materially adversely affects or, so far as Seller can now reasonably foresee, will materially adversely affect the business, financial condition, operations or material portion of the properties of Seller or the ability of Seller to perform its obligations under the Operative Documents.

          (i) Neither Seller's execution and delivery of the Operative Documents nor Seller's consummation of any of the transactions contemplated on its part by the Operative Documents requires the consent or approval of, the giving of notice to, the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of any trustee or holder of any debt of Seller.

          7.3  Enforcement of Warranties.  Seller agrees that if any right of
               -------------------------
action arises against any Supplier of any part of the Equipment, unless and until any Event of Default shall have occurred and be continuing, Buyer shall be entitled, at its own expense, to exercise all rights of Seller against such Supplier. Seller shall use all reasonable efforts to assist Buyer, at Buyer's expense, in order to enable Buyer to assert any claim and prosecute any right of action arising against any Supplier pursuant to this Section 7.3.
                                                     -----------

          7.4  Assignment of Warranties. To the extent that any warranties from
               ------------------------
manufacturers, service providers, or suppliers are still in effect with respect to the Aircraft (other than warranties which by their terms are unassignable), and provided a Closing shall occur, such warranties and all rights thereunder are hereby assigned to Buyer effective at the moment of Closing.

          SECTION 8.  Buyer's Representations, Warranties and Covenants.  Buyer
                      -------------------------------------------------
represents, warrants and covenants as follows:

          8.1  Corporate Existence and Qualification.  Buyer is and will
               -------------------------------------
continue to be a corporation duly organized and validly existing under the laws of Canada. Buyer is and will continue to be duly qualified and authorized to do business and is and will continue to be in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities (including the leasing and operation of the Equipment) make such qualification necessary or where the failure to be qualified or authorized or to be in good standing would have a material adverse impact on its business (taken as a whole), financial condition or its ability to perform its obligations under the Operative Documents.

          8.2  Certificated Air Carrier.  Buyer is and will remain a
               ------------------------
Certificated Air Carrier. Buyer holds and will continue to hold all material licenses, certificates, permits and franchises from the Canadian Government necessary to authorize Buyer to engage in international commercial air transport and to carry on its business as a commercial air carrier of passengers and cargo.

          8.3  Corporate Authority.  Buyer has and will continue to have the
               -------------------
corporate power and authority to carry on its business as currently conducted and to enter into and perform its obligations under the Operative Documents.

          8.4  Authorization and Non-contravention.  The execution, delivery and
               -----------------------------------
performance of the Operative Documents have been duly authorized by all necessary corporate action on the part of Buyer. The execution, delivery and performance of the Operative Documents, the consummation by Buyer of any transactions contemplated by the Operative Documents and the compliance by Buyer with any of the terms or provisions of the Operative Documents does not and will not (a) require any approval of Buyer's stockholders or any approval or consent of any trustee or holders of any indebtedness or obligations of Buyer or which has not been obtained on or before the date hereof, (b) contravene any material Applicable Law binding on or applicable to Buyer, (c) contravene the corporate charter or by-laws of Buyer, or (d) contravene the provisions of, constitute a default under or result in the breach of, or the creation of any Lien (other than a Permitted Lien) upon any property of Buyer under, any indenture, security agreement, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or credit agreement, contract or other agreement or instrument to which it may be a party or by which any of their properties may be bound or affected.

          8.5  Consents.  Neither Buyer's execution and delivery of the
               --------
Operative Documents nor Buyer's consummation of any of the transactions contemplated on its part by the Operative Documents requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of Transport Canada or the FAA or any other Governmental Body, except for the actions referred to in Section 8.8, and normal periodic and
                                            -----------
other reporting requirements and renewals and extensions of exemptions, in each case only to the extent required to be given or obtained after the Interim Lease Date.

          8.6  Execution and Binding Effect.  Each of the Operative Documents
               ----------------------------
has been duly authorized by Buyer and, when executed and delivered by Buyer, will constitute the legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditor's rights generally.

          8.7  Litigation.  No suits or proceedings are pending and to the best
               ----------
knowledge of Buyer no suits are threatened against or affecting Buyer in any court or before any Governmental Body that might have a material adverse effect on the financial condition or business of Buyer or on the ability of Buyer to perform its obligations under the Operative Documents.

          8.8  Filings.  Except for the filing for recordation pursuant to the
               -------
Canadian Aviation Law of the Application, this Agreement and the Agreement Interim Lease Supplement or short forms thereof in form acceptable to Transport Canada, the filing of precautionary financing statements or other statements with respect to the interests created by this Agreement under the Applicable Laws of the Provinces of Ontario and Quebec, the filing of the Confirmation with Transport Canada, and the placing on the Airframe and the Engines of the plates containing the legends referred to in Section 16, no further action, including
                                      ----------
any filing or recording of any document or financing statement, is necessary in order to establish and perfect Seller's title to the Equipment as against Buyer and any third parties in Canada.

          8.9  Tax Returns and Payments.  To the best of Buyer's knowledge,
               ------------------------
Buyer has filed or caused to be filed all tax returns that are required to be filed by any Governmental Body, or has filed for an automatic extension or obtained an extension in respect of such returns, which failure to so file or obtain an extension would have a material adverse effect on the financial condition or business of Buyer or Buyer's ability to perform its obligations under the Operative Documents. Buyer has paid or caused to be paid all Taxes shown to be due or payable on said returns or any assessment received by Buyer, to the extent that such Taxes have become due and payable, except to the extent payment was precluded or delayed by previous bankruptcy action by Buyer.

          8.10 Disclosure.  None of the material documents furnished by or on
               ----------
behalf of Buyer to Seller in connection with the transactions contemplated by the Operative Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in this Agreement not misleading. Buyer knows of no fact that materially adversely affects or, so far as Buyer can now reasonably foresee, will materially adversely affect the business, financial condition, operations or material portion of the properties of Buyer or the ability of Buyer to perform its obligations under the Operative Documents.

          8.11 Principal Place of Business.  The principal place of business (or
               ---------------------------
its chief executive office, if there is more than one place of business) and domocile of Buyer is located at 685 Stuart Graham Blvd. North, Dorval, Quebec, Canada, H4Y 1E4, and the office where the Buyer keeps its records concerning the Equipment and its interests in the Operative Documents is located at 685 Stuart Graham Blvd. North, Dorval, Quebec, Canada, H4Y 1E4.

          SECTION 9.  Additional Covenants of Buyer.
                      -----------------------------

          9.1  Financial and Other Information.  Buyer shall furnish to Seller:
               -------------------------------

          (a) within 90 days after the end of each fiscal year of Buyer during the Interim Lease Term, audited annual financial statements of Buyer reported on by independent certified public accountants of recognized national standing selected by Buyer;

          (b) within 45 days after the end of each of the first three fiscal quarter in each fiscal year during the Interim Lease Term, unaudited quarterly financial statements of Buyer;

          (c) concurrently with the financial statements furnished pursuant to Sections 9.1(a) and (b), an Officer's Certificate certifying to the best
-----------------------
knowledge, information and belief of such officer after due inquiry of the officer signing such Officer's Certificate (i) that no Default or Event of Default occurred during the period covered by such financial statements and no Default or Event of Default exists on the date of such Officer's Certificate, or
(ii) if a Default or an Event of Default occurred or exists, stating that fact and specifying the nature and period of existence of such Default or Event of Default and the actions Buyer took or proposes to take with respect to such Default or Event of Default;

          (d) after the occurrence of any Default or Event of Default or any other event that will materially adversely affect the business, financial condition, operations or material portion of the properties of Buyer simultaneously and to the extent delivered by Buyer to any other Seller or creditor of Buyer, notice to Seller of such event;

          (e) such information to which Buyer has or should have reasonable access as may be required to enable Seller to file any reports required to be filed by Seller with any Governmental Body because of Seller's interest in the Equipment; and

          (f)  the reports required pursuant to Section 10.2(d); and
                                                ---------------

          (g) with reasonable promptness, such other information and data with respect to Buyer as Seller from time to time reasonably requests.

          9.2  Liens.  (a) Buyer shall not directly or indirectly create, incur,
               -----
assume or suffer to exist any Lien on or with respect to the Equipment, any part of the Equipment, title to the Equipment or any interest in the Operative Documents except the respective rights of Seller and Buyer under the Operative Documents, the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Section 11, and Permitted Liens. Buyer
                                    ----------
shall promptly at its own expense take such action as may be necessary to discharge any such Lien other than Permitted Liens.

          (b) To the extent any Liens of which Buyer has actual knowledge have attached to the Equipment since the last Rent Payment Date, Buyer shall furnish to Seller on the next Rent Payment Date (i) an Officer's Certificate setting forth any Liens along with copies of any documentation or information received by Buyer in connection with such Liens and (ii) any authorizations which may be required to permit Seller to conduct an independent investigation and obtain information with respect to such Liens.

          9.3  Eurocontrol and Nav Canada.  Buyer shall promptly pay when due
               --------------------------
all overflying or other charges incurred by Buyer with respect to the Equipment which are payable to Eurocontrol, Nav Canada, or any other airport or aviation authorities and shall provide Seller with the Authorization Letter.

          SECTION 10.  Registration; Maintenance; Operation.
                       ------------------------------------

          10.1 Registration.  As soon as reasonably practicable after the
               ------------
Interim Lease Date, Buyer, at Buyer's own cost and expense, shall cause the Aircraft to be registered with Transport Canada and shall cause this Agreement and the Agreement Interim Lease Supplement (or a short form aircraft lease mutually acceptable to the parties in lieu of this Agreement and the Agreement Interim Lease Supplement), and the Confirmation to be recorded with Transport Canada, and Buyer shall thereafter maintain in full force and effect the registration of the Aircraft and the recordation of this Agreement, the Agreement Interim Lease Supplement, and the Confirmation. Buyer shall promptly produce to Seller true copies of all applications made in relation to the Equipment or the Operative Documents, and shall not cause the Airframe due to Buyer's actions or inaction to be ineligible for registration under the Canadian Aviation Law or cause this Agreement or the Agreement Interim Lease Supplement to be ineligible for recordation under the Canadian Aviation Law. Seller shall use reasonable efforts to cooperate with Buyer in connection with any action required to be taken by Buyer pursuant to this Section 10.1.
                                               ------------

          10.2 Maintenance.
               -----------

          (a) Buyer, at its own cost and expense, shall maintain, inspect, service, repair, overhaul and test (or cause to be maintained, inspected, serviced, repaired or overhauled) the Equipment and all Parts so as to keep the Equipment and all Parts in good operational repair and condition and airworthy in all respects and in compliance with the applicable type certificate specifications and data sheets. To that end, Buyer shall cause the Aircraft to be placed on Buyer's Maintenance Program within 30 days following the Interim Lease Date, and shall maintain the Aircraft in accordance with Buyer's Maintenance Program during the Interim Lease Term. In furtherance of the foregoing, Buyer shall carry out all maintenance, overhauls, replacements and repairs to the Equipment in accordance with the Maintenance Program, at FAA-approved service centers and in the manner, to an extent and with a standard of care not less than that employed by Buyer with respect to similar aircraft operated by Buyer. In addition, Buyer shall maintain the Equipment in such condition as may be necessary to enable a Canadian Certificate of Airworthiness and all other applicable airworthiness certifications of the Equipment to be maintained in good standing at all times under the Canadian Aviation Law, and shall make or cause to be made all adjustments, repairs and replacements to the Equipment necessary to maintain the Equipment in accordance with the Maintenance Program.

          (b) Buyer shall cause the Equipment to be maintained in accordance with the appropriate Type Certificate Specification and Data Sheets. Buyer shall comply with all U.S. and Canadian airworthiness directives, mandatory notes or modifications or similar requirements affecting the Equipment, compliance with which is required on or before the date that is thirty days subsequent to the Closing Date. Buyer shall maintain the Equipment so as to comply with the Canadian Aviation Law from time to time in force and applicable to the Equipment, and will not permit the Equipment to be maintained in violation of any Applicable Law, in violation of any rule, regulation or order of any Governmental Body having jurisdiction or in violation of any airworthiness certificate, license or registration relating to the Equipment issued by any such Governmental Body. In the event there is a redelivery of the Aircraft to Seller under Section 6 and any Applicable Law applicable to Buyer's maintenance and operation of the Equipment, compliance with which is required on or before the date that is thirty days subsequent to the redelivery date, requires alteration of the Equipment. Buyer will modify the Equipment to conform to such Applicable Law, and will maintain the Equipment in proper operating condition under such Applicable Laws.

          (c) Buyer shall maintain the Engines under an "on condition" monitoring program in accordance with Buyer's normal practice with respect to similar engines it operates. Notwithstanding the provisions of the preceding sentence, Buyer shall be permitted to enter into a maintenance cost per hour agreement or similar maintenance agreement for Engine Shop Visits and other maintenance work on the Engines (the "Engine Maintenance Contract") with an engine servicer consented to by Seller, which consent shall not be unreasonably withheld (the "Engine Maintenance Provider") upon terms consented to by Seller, which consent shall not be unreasonably withheld. Concurrent with entering into the Engine Maintenance Contract, (i) Buyer shall enter into an agreement with Seller assigning and granting to Seller a security interest in all of Buyer's rights, title and interest in the Engine Maintenance Contract to secure the obligations of Buyer under the Operative Documents, and (ii) Buyer shall cause the Engine Maintenance Provider to consent to such assignment(s) and to confirm to Seller that upon notice from Seller to the Engine Maintenance Provider that Seller has terminated this Agreement pursuant to Section 18, the Engine
                                                 ----------
Maintenance Provider will perform its obligations under the Engine Maintenance Contract for the benefit of Seller. Buyer and the Engine Maintenance Provider shall both agree that it will not amend or modify the terms of the Engine Maintenance Contract without prior notice to Seller and, if the amendment or modification would materially adversely affect the interests of Seller, without the prior written consent of Seller, which consent shall not be unreasonably withheld.

          (d) Buyer shall provide the Seller with monthly reports with respect to the operation of the Aircraft, including therein data regarding the number of Flight Hours and cycles of operations conducted during the reporting period, the number of Flight Hours and/or months remaining until overhaul for the Airframe, Engines, and other major components, and such information concerning the location, condition, use and operation of the Aircraft as Seller may reasonably request. Buyer shall provide Seller maintenance schedules relating to the Equipment from time to time as such schedules are adjusted or updated. Buyer shall provide Seller reasonable prior notice of the date of, and any change in the date of, any phased "C" Checks, in order to enable Seller, or its agents, representatives or designees, to inspect the Aircraft, including, without limitation, the Data, at the time and place any such phased "C" Checks occur and to make a reasonable number of photocopies of any Data, at Seller's expense. Seller's technical representatives shall have an unrestricted right to conduct reasonable inspections of the equipment at any time prior to the Closing, provided, however, that so long as no Event of Default shall have occurred and be continuing, Seller shall provide reasonable notice of such inspection to Buyer and Seller shall not unreasonably disrupt the commercial use of the Aircraft. Buyer shall not materially alter the interval between scheduled maintenance checks of the Aircraft prior to the Closing without the prior approval of Seller

          10.3 Fees and Charges.  During the Interim Lease Term, Buyer shall pay
               ----------------
promptly when due any and all fees, charges, and taxes of any kind or nature whatsoever that are in any manner connected with Buyer's possession, use, maintenance, repair or operation of the Equipment.

          10.4 Operation of the Equipment.  Buyer shall operate the Equipment in
               --------------------------
accordance with its Transport Canada approved operations specifications. Buyer shall not operate the Equipment (i) in any zone which is declared a war zone by the United States Government, the Canadian Government, or by any insurer or reinsurer of the Equipment against hull or war risks, if any, or (ii) in any zone in respect of which any insurer or reinsurer of the Equipment shall have withdrawn any coverage for the Equipment. Buyer shall not use the Equipment nor suffer it to be used in any manner or for any purpose excepted from any of the insurance on the Equipment or for the purpose of carriage of goods of any description excepted from such insurance, or do or permit to be done anything which, or omit to do anything the omission of which, may invalidate any of such insurance. Buyer shall not allow the Aircraft or any airframe on which an Engine is installed to carry any goods which are declared contraband.

          10.5 Maintenance of Certain Engines.  An aircraft engine which is not
               ------------------------------
an Engine but which is installed on the Airframe shall be maintained in accordance with Section 10.2 while it is installed on the Airframe.
                ------------

          10.6 Data.  Throughout the Interim Lease Term, Buyer shall maintain
               ----
accurate, complete and current Data, in English, with respect to all maintenance carried out on the Equipment and all operations of the Equipment. Such Data shall comply and be maintained in compliance with the Maintenance Program and with all Applicable Laws applicable to Buyer's maintenance and operation of the Equipment. Buyer shall permit Seller or any authorized representative of Seller to examine such Data at any reasonable time upon reasonable notice to Buyer.

          SECTION 11.  Possession.
                       ----------

          11.1 Transfers of Possession.  Buyer shall not, without the prior
               -----------------------
written consent of Seller, sublease or otherwise in any manner deliver, transfer or relinquish possession or control of, or transfer any right, title or interest in, any part of the Equipment (whether through pooling or interchange agreements or otherwise) or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe or permit any Part to be installed on an airframe or engine other than the Airframe or an Engine except in accordance with Section 12; provided, however, that so long as no Event of Default shall
     ----------
have occurred and be continuing, Buyer may, without the prior written consent of Seller, subject to Section 10 and as long as all necessary approvals of the FAA
                   ----------
and/or Transport Canada have been obtained:

          (a) deliver temporary possession of the Airframe or any Engine to its manufacturer for testing or other similar purposes, or to any organization for testing, service, repair, maintenance or overhaul or, to the extent permitted by
Section 12, for alterations, modifications or additions;
----------

          (b) enter into a wetlease for the Aircraft in the ordinary course of Buyer's business under which the Buyer's personnel and crew shall have exclusive possession, command, and operational control of the Aircraft at all times and shall have exclusive responsibility for maintenance of the Aircraft;

          (c) subject any Engine to normal pooling agreements customary to the airline industry and entered into by Buyer in the ordinary course of its business with any Certificated Air Carrier or, with the prior written consent of the Seller (such consent not to be unreasonably withheld), any other air carrier, provided that (i) any such agreement or arrangement does not contemplate, permit, require or result in any transfer of title to or registration of such Engine, and (ii) if Seller's title to such Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and Buyer shall comply with Section 13.2 in respect of such Event of Loss;
     ------------

          (d) install an Engine on an airframe owned by Buyer free and clear of all Liens, except for Permitted Liens, and provided such airframe is maintained by Buyer under the Maintenance Program;

          (e) install an Engine on an airframe leased to Buyer, purchased by Buyer subject to a conditional sale agreement or owned by Buyer subject to a security agreement; provided, however, that (i) such airframe is free and clear of all Liens except the rights of the parties to the lease, conditional sale or security agreement and Liens covered by clauses (ii) and (iii) of the definition of Permitted Liens, (ii) prior to such installation, Seller shall have received from the seller, conditional vendor or secured party of such airframe a written agreement (which may be the lease, conditional sale agreement or security agreement covering such airframe), whereby such seller, conditional vendor or secured party expressly agrees that neither it nor its successors or assigns will acquire or claim any title or interest in any Engine by reason of such

Engine being installed on such airframe at any time while such Engine is subject to this Agreement or is owned by Seller, and (iii) such airframe is maintained by Buyer under the Maintenance Program;

          11.2 Terms of Transfers.  With respect to any transfer pursuant to
               ------------------
Section 11.1:
------------

          (a) The rights of any transferee that receives possession by reason of a transfer permitted by Section 11.1 shall be subject and subordinate to all
                           ------------
the terms of this Agreement, including Seller's right of repossession pursuant to Section 18 and Seller's right to avoid such transferee's right to possession
   ----------
upon such repossession.

          (b) Buyer shall remain primarily liable under this Agreement at all times for the performance of all of the terms of this Agreement to the same extent as if such transfer had not occurred, and no relinquishment of possession of the Equipment shall in any way discharge or diminish any of Buyer's obligations to Seller under this Agreement or any of Seller's rights under this Agreement, and such rights shall continue as if such transfer had not occurred.

          (c) The term of any pooling arrangement shall terminate upon any return of the Equipment to Seller for any reason whatsoever.

          (d) At least 10 Business Days before a pooling arrangement becomes effective, Buyer shall give Seller written notice of its intent to subject the Engines to such pooling arrangement, which notice shall include a copy of such pooling arrangement.

          (e)  Any pooling arrangement permitted by Section 11.1 shall expressly
                                                    ------------
provide (i) that such transferee will not transfer possession or control of the Equipment to anyone other than Buyer or Seller, and (ii) for maintenance, operation, insurance provisions that are substantially the same as the provisions of this Agreement (whether by requiring such obligations to be performed by the transferee, by Buyer or by both).

          (f)  Any transfer otherwise permitted by this Section 11 may be
                                                        ----------
effected only if and so long as (i) the Equipment has a valid Canadian or U.S. Certificate of Airworthiness, except as may be required for normal maintenance, service, repair and overhaul, and (ii) no Default or Event of Default has occurred and is continuing or will occur as a result of such transfer.

          (g)  Any pooling arrangement permitted by this Section 11.1 is hereby
                                                         ------------
assigned by Buyer to Seller for purposes of securing Buyer's obligations under the Operative Documents, and Buyer hereby grants to Seller a security interest in all of Buyer's right, title and interest in any such pooling arrangement.

          11.3 Cross-Waiver.  Subject to the receipt of a reciprocal agreement
               ------------
as provided in Section 11.1(e), Seller hereby agrees for the benefit of Buyer
               ---------------
and any Seller, conditional vendor or secured party of any engine leased to Buyer, purchased by Buyer pursuant to a conditional sale agreement or owned by Buyer subject to a security agreement that neither Seller nor its assignees will acquire or claim, as against Buyer, such Seller, conditional vendor or secured party or any of their respective assignees any right, title or interest in any engine owned by such Seller under such lease, sold by such conditional vendor under such conditional sale agreement or subject to a security interest in favor of such secured party under such security agreement as a result of such engine being installed on the Airframe.

          11.4 Early Purchase Option.  At any time during the Interim Lease
               ---------------------
Term, Buyer shall have the right and option to terminate the Interim Lease Term and to immediately purchase the Equipment from Seller by paying the Purchase Price in full.

          SECTION 12.  Replacement and Pooling of Parts; Modifications; Engine
                       -------------------------------------------------------
Exchange.
--------

          12.1 Replacement of Parts.  Throughout the Interim Lease Term and
               --------------------
until the return of the Equipment to Seller in accordance with the terms of this Agreement, Buyer shall promptly replace all Parts that become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason from time to time. In addition, Buyer may remove any Parts in the ordinary course of maintenance, service, repair, overhaul or testing, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, but Buyer shall replace such Parts as promptly as possible. All replacement Parts shall be parts approved for use in accordance with the Maintenance Program, shall be free and clear of all Liens and shall be in at least as good operating condition as the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms of this Agreement immediately prior to such replacement. The replacement of Parts pursuant to this Section 12.1 shall be made in accordance with Buyer's standard practices
     ------------
and procedures and shall not, over time, have a material adverse effect on the value of the Airframe or any Engine. All Parts removed from the Airframe or any Engine at any time shall remain the property of Seller and subject to this Agreement, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated in, installed on or attached to the Airframe or such Engine and that meet the requirements for replacement Parts specified in this Section 12.1. Upon any replacement Part becoming incorporated
                  ------------
in, installed on or attached to the Airframe or any Engine as provided in this
Section 12.1, immediately and automatically without further act (i) title to the
------------
replaced part shall vest in Buyer free and clear of all rights of Seller and any Seller Liens, and such replaced part shall no longer be deemed a "Part" under this Agreement, title to the replacement Part shall vest in Seller and become subject to the Security Agreement, and (ii) such replacement Part shall become subject to this Agreement and be deemed a "Part" of the Airframe or such Engine for all purposes of this Agreement to the same extent as the part that was replaced.

          12.2 Pooling of Parts.  So long as no Event of Default shall have
               ----------------
occurred and be continuing, any Part may be removed from an Airframe or Engine and subjected by Buyer to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of Buyer's business with Certificated Air Carriers or, with the prior written consent of the Seller (such consent not to be unreasonably withheld), other air carriers; provided, however, that the Part replacing such removed Part shall comply with the provisions of
Section 12.1 with respect to replacement Parts and shall be incorporated in,
------------
installed on or attached to the Airframe or an Engine in accordance with Section
                                                                         -------
12.1 as promptly as practicable after the removal of such removed Part.  In
----
addition, any replacement Part when incorporated in, installed on or attached to the Airframe or an Engine in accordance with Section 12.1 may be owned by a
                                             ------------

Certificated Air Carrier subject to such a normal pooling arrangement; provided, however, that Buyer as promptly thereafter as practicable either (a) causes title to such replacement Part to vest in Seller in accordance with Section 12.1
                                                                    ------------
by Buyer acquiring title to such replacement Part for the benefit of, and transferring such title to, Seller free and clear of all Liens other than Permitted Liens, or (b) replaces such replacement Part by incorporating or installing in or attaching to the Airframe or any Engine from which it was removed a further replacement Part owned by Buyer free and clear of all Liens except for Permitted Liens and by causing title to such replacement Part to vest in Seller in accordance with Section 12.1. Immediately upon the vesting of
                             ------------
title of any such replacement Part in Seller in accordance with the immediately preceding sentence, without further act title to the replaced part shall thereupon vest in Buyer, free and clear of all rights of Seller and any Seller Liens, and the replaced part shall no longer be deemed a "Part" under this Agreement.

          12.3 Alterations, Modifications and Additions.  (a) During the Interim
               ----------------------------------------
Lease Term Buyer shall, at Buyer's sole cost and expense, make or cause to be made such alterations and modifications in and additions to the Equipment as may be required from time to time to meet the standards of Transport Canada or the FAA and any other Governmental Body having jurisdiction, such requirements to include, without limitation, compliance with all applicable FAA and Transport Canada airworthiness directives and mandatory service bulletins, the compliance with which is required on or before the date one year after the end of the Interim Lease Term. The Buyer shall document in the Data the method and date of compliance with such requirements to the extent required for certification by Transport Canada and the FAA (with no variance, extension, carry-overs or deferrals).

          (b)  In addition to its rights under Section 12.1, Buyer may, at
                                               ------------
Buyer's sole cost and expense, and with Seller's prior written consent, make such additional alterations and modifications in and additions to the Airframe or any Engine as Buyer may deem desirable in the proper conduct of its business; provided, however, that no such alteration, modification or addition shall diminish the value, utility or remaining useful life of the Equipment (taken as a whole) or impair the airworthiness and condition of the Equipment immediately prior to such alteration, modification or addition, assuming such Equipment was then of the value, utility and remaining useful life and in the airworthy and other condition required to be maintained by the terms of this Agreement. The alterations and modifications pursuant to this Section 12.3(b) shall not, over
                                               ---------------
time, have a material adverse effect on the value of the Airframe or any Engine.

          (c) Title to all Parts incorporated in, installed on or attached or added to the Airframe or any Engine as the result of any alteration, modification or addition made as required or permitted by this Section 12.3
                                                               ------------
shall, without further act, vest in Seller and become subject to this Agreement; provided, however, that so long as no Default or Event of Default shall have occurred and be continuing, at any time during the Interim Lease Term, Buyer may remove any Part provided that (i) such Part is in addition to, and not in replacement of or in substitution for, an original Part, (ii) such Part is not required to be incorporated in, installed on or attached or added to the Airframe or any Engine pursuant to the terms of Sections 12.1 or 12.3(a), and
                                                ------------------------
(iii) such Part can be removed from the Airframe or such Engine without diminishing or impairing the value, utility, remaining useful life, airworthiness or condition required to be maintained by the terms of this Agreement that such Airframe or Engine would have had at such time had such alteration, modification or addition not occurred. Upon the removal by Buyer of any Part as permitted by this Section 12.3, title to such removed Part shall, without
                  ------------
further act, vest in Buyer and such removed part shall no longer be deemed a "Part" of the Equipment. Any Part not recovered by Buyer as provided above before the return to Seller of the Airframe or Engine in which such Part is incorporated or installed or to which such Part is attached shall remain the property of Seller and subject to this Agreement.

          SECTION 13.  Loss.
                       ----

          13.1 Event of Loss With Respect to the Airframe.  If an Event of Loss
               ------------------------------------------
occurs with respect to the Airframe, Buyer shall immediately give Seller written notice of such Event of Loss and Buyer shall, not later than the earlier of (a) the 60th day following the occurrence of such Event of Loss, or (b) the date of receipt of insurance proceeds in respect of such occurrence, pay to Seller the Stipulated Loss Value. Upon payment in full of the Stipulated Loss Value, together with all Basic Rent payable on or before the last Rent Payment Date on or prior to the date of such Stipulated Loss Value payment and all Supplemental Rent due and payable on or before the date of such Stipulated Loss Value payment, (i) the obligation of Buyer to pay Basic Rent on any succeeding Rent Payment Date shall terminate, (ii) the Interim Lease Term shall end, and (iii) Seller shall transfer to Buyer all Seller's right, title and interest, if any, in and to the Equipment "as is, where is and with all faults" and without recourse or warranty, except a warranty that the Equipment is free of any Seller Liens.

          13.2 Event of Loss With Respect to an Engine.  If an Event of Loss
               ---------------------------------------
occurs with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, Buyer shall immediately give Seller prompt written notice of such Event of Loss, and not later than 120 days after the occurrence of the Event of Loss shall convey or cause to be conveyed to Seller, as replacement for the Engine with respect to which such Event of Loss occurred, title to another engine of the same or an improved make and model and suitable for installation and use on the Airframe (any such engine, a "Replacement Engine"), free and clear of all Liens except Permitted Liens. As a condition to such replacement, the Replacement Engine shall have a value and utility at least equal to, and shall be in as good an operating condition as, the Engine, as the case may be, with respect to which such Event of Loss occurred had immediately before such Event of Loss (assuming such Engine had been properly maintained in accordance with the terms of this Agreement), as reasonably determined by Seller on the basis, among other things, of Seller's inspection of the records for the Replacement Engine. At the time of the conveyance of the Replacement Engine to Seller, Buyer shall (a) execute and deliver to Seller and duly file for recordation under Applicable Law a supplement to this Agreement describing such Replacement Engine and subjecting such Replacement Engine to this Agreement and such security documents, and (b) cause to be delivered to Seller evidence reasonably satisfactory to Seller as to the due compliance by Buyer with the insurance provisions of Section 14 with
                                                             ----------
respect to such Replacement Engine. Upon compliance by Buyer with the foregoing terms of this Section 13.2 within the 120-day period referred to above, Seller
              ------------
will transfer title to the Engine so replaced to Buyer "as is, where is and with all faults" and without recourse or warranty except a warranty that such replaced Engine is free of any Seller Liens, and Seller will execute and deliver to Buyer a partial release, in form for recording under Applicable Law, releasing such replaced Engine from this Agreement. Such Replacement Engine shall thereupon constitute an "Engine", as the case may be) for all purposes of this Agreement. No

Event of Loss with respect to an Engine under the circumstances contemplated by the terms of this Section 13.2 shall result in any reduction in Rent.
                  ------------

          13.3 Application of Payments.  Any payments received at any time by
               -----------------------
Seller or Buyer from any Governmental Body, from any insurer under insurance maintained by Buyer pursuant to this Agreement or from any other Person (other than from an insurer under insurance maintained by Seller) with respect to an Event of Loss will be applied as follows:

          (a) if such payments are received with respect to an Event of Loss of the Airframe, the amount of such payments up to the Stipulated Loss Value required to be paid by Buyer pursuant to Section 13.1 and any other amounts
                                         ------------
payable to Seller under the Operative Documents (including without limitation, all installments to the extent actually paid) shall be applied in reduction of Buyer's obligation to pay such Stipulated Loss Value and other amounts if not already paid to Seller by Buyer or, if already paid to Seller by Buyer, shall be applied to reimburse Buyer for its payment of such Stipulated Loss Value, and any balance of such payments shall be paid over to or retained by Buyer; and

          (b) if such payments are received with respect to an Event of Loss of an Engine without an Event of Loss of the Airframe, such payments shall be paid at Seller's option (i) by Seller to Buyer to reimburse Buyer for its costs in performing its replacement obligations pursuant to Section 13.2, or (ii)
                                                   ------------
directly to the third-party maintenance facility performing the repairs to the Engine that has suffered the Event of Loss, upon which in each case Buyer shall immediately thereafter perform the terms of Section 13.2 with respect to the
                                            ------------
Event of Loss for which such payments are made.

          13.4 Application of Payments During Default or Event of Default.  Any
               ----------------------------------------------------------
amount referred to in this Section 13 that is paid or payable to or retainable
                           ----------
by Buyer shall not be paid to or retained by Buyer if at the time of such payment a Default or Event of Default shall have occurred and be continuing, but shall be paid to and held by the Seller and may be applied against the obligations of Buyer under this Agreement when and as due. At such time as no Default or Event of Default shall be continuing, such amount shall be paid to Buyer to the extent not previously applied in accordance with this Section 13.4.
                                                                   ------------

          SECTION 14.  Insurance.
                       ---------

          14.1 Insurance Requirements.
               ----------------------

          (a)  Comprehensive Airline Liability Coverage.  At all times during
               ----------------------------------------
the Interim Lease Term and for a period of two (2) years after the Closing Date, Buyer shall, at its own expense, maintain or cause to be maintained with respect to the Equipment comprehensive airline liability (including, without limitation, third-party and passenger, bodily injury, property damage, product liability, cargo, mail, baggage (checked and unchecked), premises and hangar keepers' liability, and contractual liability) insurance in accordance with AVN67B (exclusive of any Airframe, Part and/or Engine manufacturer's product liability insurance), (i) in an amount not less than the greater of (A) the amounts of comprehensive airline liability insurance from time to time applicable to aircraft owned or leased and operated by the Buyer of the same type or of any other type having similar capacity and performance characteristics as the Aircraft, and (B) the minimum amount of comprehensive airline liability insurance commonly maintained by U.S. and Canadian Certificated Air Carriers for aircraft of the same type as the Aircraft, (ii) of the type and covering the same risks usually carried by air carriers owning or operating similar aircraft and engines and covering risks of the kind customarily insured against by such air carriers,
(iii) with insurers of recognized international reputation and responsibility in the London, United States, or French insurance markets who are reasonably acceptable to Seller, and (iv) that names the Indemnitees as additional insureds and otherwise complies with the requirements set forth in, and is consistent with the issuance of a valid certificate of insurance and a report of the insurance broker.

          (b)  Insurance Against Expense or Damage to the Equipment.  At all
               ----------------------------------------------------
times during the Interim Lease Term, Buyer shall, at its own expense, maintain or cause to be maintained, with respect to the Equipment, all-risk aircraft hull insurance covering the Equipment, all-risk property damage insurance covering the Engines and Parts while temporarily removed from the Airframe, and all-risk spares insurance in accordance with AVN67B (i) for an agreed value not less than the Stipulated Loss Value in respect of all-risk hull insurance, (ii) of the type and covering the same risks usually carried by air carriers owning or operating similar aircraft and engines and covering risks of the kind customarily insured against by such air carriers, (iii) confirming that the insurers shall not be entitled to replace an Aircraft or Airframe upon the occurrence of an Event of Loss with respect thereto, (iv) with insurers of recognized international reputation and responsibility in the London, United States, or French insurance markets who are reasonably acceptable to Seller, and (v) that names Seller as the loss payee to the extent of the Stipulated Loss Value less the Aggregate Purchase Price Paid, and Buyer as loss payee with respect to amounts in excess of the Stipulated Loss Value less the Aggregate Purchase Price Paid. Buyer agrees that it will not settle any claim with respect to the insurances provided hereunder without the consent of Seller (which consents shall not be unreasonably withheld).

          (c)  War-Risk, Hijacking and Allied Perils Insurance.  At all times
               -----------------------------------------------
during the Interim Lease Term, and, for liability coverage, Buyer shall, at its own expense, maintain or cause to be maintained, with respect to the Equipment, worldwide (subject to standard insurance market geographical limits) coverage of war-risk, hijacking and allied perils insurance of the type and in substantially the amounts carried by air carriers operating the same or comparable models of aircraft in such areas (i) in no event in an amount less than (A) the amount required by Section 14.1(a)(i) with respect to liability coverage and (B) the
            ------------------
Stipulated Loss Value with respect to property damage coverage, (ii) in any event, covering the perils of (U) war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power or attempts at usurpation of power, (V) strikes, riots, civil commotions or labor disturbances, (W) any act of one or more Persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional, (X) any malicious act or act of sabotage, (Y) confiscation, nationalization, seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any government (whether civil, military or de facto) or public or local authority, and (Z) hijacking, or any unlawful seizure or wrongful exercise of control of the aircraft or crew in flight (including any attempt at such seizure or control) made by any Person or Persons on board the aircraft acting without the consent of the insured, (iii) with insurers of recognized international reputation and responsibility in the

London, United States, or French insurance markets who are reasonably acceptable to Seller, and (iv) names Seller or its designee as loss payee. Buyer agrees that it will not settle any claim with respect to the insurances provided hereunder without the consents of Seller (which consent shall not be unreasonably withheld).

          (d) All required insurance (as specified in paragraphs (a), (b), and (c) above), shall:

                    (i)    in the case of the insurance required by Section
                                                                    -------
14.1(a), name each Indemnitee as additional insureds for their respective rights
-------
and interests, warranted, each as to itself only, no operational interest;

                    (ii)   in the case of the insurance required by Section
                                                                    -------
14.1(a), include a severability of interest clause which provides that the
-------
insurance shall operate to give each insured the same protection as if there were a separate policy issued to each assured;

                    (iii)  in the case of the insurance required by Section
                                                                    -------
14.1(a), contain a provision confirming that the policy is primary without right
-------
of contribution and the liability of the insurers shall not be affected by any other insurance of which any Indemnitee or Buyer have the benefit so as to reduce the amount payable to the additional insureds under such policies;

                    (iv)   in the case of the insurance required by Section
                                                                    -------
14.1(b), contain a 50/50% clause per AVS 103 or its equivalent;

                    (v) shall provide that in respect of the respective interests of each Indemnitee in such policies the insurance shall not be invalidated or impaired by any action or inaction of Buyer or any other Indemnitee and shall insure the respective interests of each Indemnitee, as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Buyer or by any other Person;

                    (vi)   provide coverage denominated in United States
Dollars;

                    (vii) provide that the insurers shall hold harmless and waive any rights of recourse and/or subrogation against each Indemnitee;

                    (viii) provide that an Indemnitee shall have no obligation or responsibility for the payment of any premiums due (but reserve the right to pay the same should any of them elect so to do) and that the insurers will not exercise any right of set-off or counter-claim in respect of any premium due against the respective interests of an Indemnitee;

                    (ix) provide that the insurances shall continue unaltered for the benefit of each Indemnitee for at least thirty (30) days after written notice by registered mail or telex of any cancellation, changes, event of nonpayment of premium or installment thereof shall have been sent to Seller, except in the case of war risks for which seven (7) days will be given, or in the case of war between the five great powers or nuclear peril for which termination is automatic;

                    (x) contain an initial term of at least twelve (12) months.

          14.2 Insurance Reports.
               -----------------

          (a) On the Interim Lease Date and within 30 days prior to the renewal date of any insurance during the Interim Lease Term, Buyer shall cause its independent insurance brokers to furnish to Seller (i) a certificate of insurance describing in reasonable detail the insurance carried on or with respect to the Equipment, and (ii) a report stating that in the opinion of such broker such insurance complies with the terms of this Section 14 and confirming
                                                      ----------
that all premiums due in respect of such insurance have been paid.

          (b) Buyer shall also cause its independent insurance brokers to advise Seller in writing (i) promptly of any defaults in the payment of any premium and of any other act or omission on the part of Buyer or of any event of which they have knowledge that might invalidate or render unenforceable in whole or in part any insurance on the Equipment, and (ii) of any expiration or termination of such insurance at least 30 days prior to such expiration or termination or if any insurer cancels or gives notice of cancellation of such insurance. Buyer shall instruct its independent insurance brokers to hold any binders (subject to the rights of the insurers), policies and cover notes issued and any endorsements to the order of Seller. The reports and certifications to be given under this Section 14.2 shall confirm that the insurance extends to any
                    ------------
Engine or Part while removed from the Airframe or any Engine.

          14.3 Additional Insurance.  Nothing in this Agreement shall prohibit
               --------------------
either Seller or Buyer from insuring the Equipment or their respective interests in the Equipment or the Operative Documents at their respective expense in an amount in excess of that required to be maintained by Buyer under this Section
                                                                       -------
14.  In the event Seller desires to insure its interests in the Equipment in an
--
amount in excess of that required to be maintained by Buyer under this Section
                                                                       -------
14, Buyer agrees that it shall, at Seller's request, use its reasonable efforts
--
to provide for such excess amount on the insurance policies maintained by Buyer pursuant to this Section 14 and Seller agrees in such case to promptly reimburse
                 ----------
Buyer for any additional premiums charged by the insurers for providing insurance in such excess amount.

          SECTION 15.   Inspections.  Buyer shall permit Seller or its officers
                        -----------
or agents to inspect the Equipment, the Data and Buyer's other documents and records relating to the Equipment at such reasonable times as Seller may request in writing from time to time at least 15 calendar days before the date of such inspection; provided, however, that (a) such inspection shall not unreasonably interfere with Buyer's normal operation of the Equipment or its business, and
(b) upon the occurrence and continuation of an Event of Default Seller and its officers and agents may inspect the Equipment at any time without such prior request and regardless of any such interference that may result from such inspection so long as such inspection is conducted in accordance with Applicable Law. Seller shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection.

          SECTION 16.  Insignia.  Buyer agrees to maintain and affix to the
                       --------
upper sill of the left-hand forward entry door of the Airframe adjacent to the Airframe manufacturer's plate, and to each Engine in a clearly visible place in close proximity to the manufacturer's plate, a fireproof identification plate of a reasonable size bearing the inscription "THIS [AIRFRAME/ENGINE] IS THE PROPERTY OF FIRST SECURITY BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE, AND HAS BEEN LEASED TO ROYAL AVIATION INC." or such other inscription as Seller may reasonably request from time to time. The foregoing identification plates shall be installed at Buyer's expense; provided, however, that Seller shall bear the reasonable costs of subsequent changes to the identification plates to the extent such changes are made at the request of Seller. The plates shall also state the type, manufacturer's serial number and, in the case of the Airframe, the current registration letters of the Airframe. Buyer shall not place or permit to be placed in or on the Equipment or any Part of the Equipment any other nameplates dealing with the rights of any Person other than Seller, but Buyer may cause the Airframe to be lettered in an appropriate manner for identification of the operational interests of Buyer.

          SECTION 17.  Events of Default.  Each of the following events (whether
                       -----------------
any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree, order, rule or regulation of any Governmental Body) shall constitute an "Event of Default."

          (a) Buyer shall fail to pay in full any Basic Rent, Delivery Installment, Additional Installment, Final Installment, Supplemental Rent, or Stipulated Loss Value on the date due in the manner and at the place required by the Operative Documents; or

          (b) Buyer shall fail to pay in full any other payment required by the terms of this Agreement whenever the same shall become due in the manner and at the place required by the Operative Documents, and such failure shall continue for two (2) Business Days after written notice of such failure is given by Seller to Buyer; or

          (c) Buyer shall fail to carry and maintain insurance on or with respect to the Equipment in accordance with the provisions of Section 14, or
                                                              ----------
Buyer shall operate the Equipment at a time when, or at a place in which, any of the insurance required by Section 14 shall not be in effect (provided that if
                          ----------
the location of the Equipment is removed from the scope of its insurance coverage after its arrival at such location, or if the Equipment becomes located in an area that is outside the scope of its insurance coverage as a sole result of an act beyond Buyer's reasonable control, operating the Equipment for the purpose of removing it to a location that is within the scope of its insurance coverage shall not be deemed an Event of Default), so long as Buyer is diligently attempting to cure any such default; or

          (d) Buyer shall deliver, transfer or relinquish possession or control of, transfer any right, title or interest in or permit any such delivery, transfer or relinquishing of the Equipment except as permitted by the Operative Documents, or Buyer shall assign any rights, obligations or interests in the Operative Documents except as permitted by the Operative Documents; or

          (e) Buyer shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it under any Operative Document and such failure shall continue unremedied for a period of 30 days after written notice of such failure is given by Seller to Buyer; or

          (f) any representation or warranty made by Buyer in any Operative Document or in any document or certificate furnished by Buyer in connection with the Operative Documents shall have been incorrect in any material respect; or

          (g) Buyer shall default in any covenant or agreement relating to any obligation of Buyer for borrowed money in excess of $250,000.00 or for the deferred purchase price or the rental of property with a remaining balance (in the case of rentals discounted to present value using a discount rate of 5%) in excess of $250,000.00, and such failure or default shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such obligation or the maturity of such obligation has been accelerated by the holders of such obligation or any Seller shall have, based upon such a failure or default, terminated its lease or required the payment of any termination, stipulated loss, liquidated damages or similar amount, provided, however, that in any of the foregoing cases, an Event of Default shall not occur so long as Buyer is diligently and in good faith (i) disputing such matter or (ii) in cases other than a payment default, pursuing a resolution of such matter with such holder or Seller prior to the declaration of a default or acceleration by such holders or Sellers; or

          (h) one or more final, unappealable judgments for the payment of money in a cumulative amount in excess of $250,000.00 (or its equivalent in Canadian or other foreign currency) shall be rendered against Buyer and shall remain undischarged for a period of 30 days unless, within said 30-day period, Buyer and the applicable judgment creditor enter into a settlement agreement staying execution on such judgment and Buyer thereafter diligently performs its obligations pursuant to such settlement agreement; or

          (i) Buyer shall apply for or consent to the appointment of a custodian, receiver, trustee, liquidator or similar officer for it or for all or any substantial part of its property, make a general assignment for the benefit of its creditors, admit in writing its inability to pay its debts generally as they become due, generally not pay its debts as they become due, file a voluntary petition in bankruptcy, or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy law or an answer admitting the material allegations of a petition filed against Buyer in any such proceeding, by voluntary petition, application or answer, consent or otherwise institute any proceeding or seek relief under the provisions of any law relating to bankruptcy, insolvency, reorganization, arrangement, readjustment of debts, dissolution, liquidation or the like in respect of the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors, or take corporate action for the purpose of any of the foregoing; or

          (j) A petition against Buyer in a proceeding under bankruptcy, insolvency, or other similar laws is filed and is not withdrawn or dismissed within 60 days thereafter or an order, judgment or decree shall be entered by any Governmental Body of competent jurisdiction appointing, without the application or consent of Buyer, a custodian, receiver, trustee, liquidator, sequestrator or similar officer for Buyer or for all or any substantial part of its property, or any substantial part of the property of Buyer shall be sequestered, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, undischarged, unstayed and unvacated for a period of 60 days after its date of entry; or

          (k) Buyer shall voluntarily suspend all of its commercial air carrier operations, or the franchises, concessions, permits, rights or privileges required for the conduct of the commercial air carrier business of Buyer shall be revoked, canceled or otherwise terminated or the free and continued use and exercise thereof curtailed or prevented; or

          (l)  Buyer shall cease to be a Certificated Air Carrier.

          SECTION 18.  Remedies.
                       --------

          18.1 Seller Entitled to Exercise Remedies.  Upon the occurrence of any
               ------------------------------------
Event of Default specified in Sections 17(i) or 17(j), this Agreement shall be
                              -----------------------
automatically deemed in default. Upon the occurrence of any other Event of Default and while such Event of Default is continuing, Seller may at its option by written notice to Buyer declare this Agreement to be in default. Any time after this Agreement has become or been declared by Seller to be in default in accordance with this paragraph and so long as Buyer has not remedied all outstanding Events of Defaults, Seller may exercise one or more of the following remedies with respect to all or any part of the Equipment as Seller elects in its sole discretion without making any demand, giving any notice or taking any other action, all to the extent permitted by and subject to compliance with any mandatory requirements of Applicable Law.

          18.2 Remedies of Seller.  (a) Upon the occurrence and during the
               ------------------
continuance of an Event of Default, Seller shall be entitled to cause Buyer to return all or such part of the Equipment as Seller may demand in writing to Buyer, and Buyer shall at its sole cost and expense return promptly such Equipment to Seller or at its order at Montreal International Airport, Montreal, Quebec, Canada. Upon such demand, (i) Buyer shall return the Equipment as demanded in the manner and condition required by, and otherwise in accordance with, all of the provisions of Section 6 as if such Equipment were being
                               ---------
returned at the end of the Interim Lease Term, and (ii) all Aggregate Purchase Price Paid shall be be retained by Seller and deemed Supplemental Rent attributable to Buyer's use of the Equipment during that portion of the Interim Lease Period preceding the Event of Default. In addition, Seller or any agent or representative of Seller shall be entitled by reasonable means to enter upon any premises where all or any part of the Equipment is located and take immediate possession of and remove the same (together with any engine which is not an Engine but which is installed on the Airframe, subject to all rights of any third party owner of such engine), by summary proceedings or otherwise, all without liability accruing to Seller or Seller's agent or representative by reason of such entry or taking of possession, whether for the restoration of damage to property caused in the reasonable execution of such entry or taking of possession or otherwise.

          (b) Upon the occurrence and during the continuance of an Event of Default, Seller shall be entitled, as it shall determine in its sole discretion as owner and repossessing Seller of the Equipment, (i) to sell, lease or otherwise dispose of any part of the Equipment at public or private sale, (ii) to use, operate, hold or keep idle any part of the Equipment, or (iii) to take any other action to which an owner of property is entitled, in each case free and clear of any rights of Buyer and without any obligation to remove any Seller Liens resulting from the affirmative actions of Seller during the period this Agreement is or is deemed to be in default.

          (c) Upon the occurrence and during the continuance of an Event of Default, whether or not Seller shall have exercised or shall thereafter at any time exercise any of its rights under Section 18.2(a) or (b) above with respect
                                      ----------------------
to any item of the Equipment, Seller shall be entitled, by written notice to Buyer specifying a payment date which shall be a Rent Payment Date not earlier than 10 days after the date of such notice, to demand that Buyer pay to Seller, and Buyer shall pay to Seller, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for the Equipment due for periods commencing after the payment date specified in such notice), an amount equal to the sum of any unpaid Basic Rent and Additional Installments for the Equipment due prior to the payment date specified in such notice

          (d) Upon the occurrence and during the continuance of an Event of Default, Seller may terminate this Agreement as to the Equipment, may retain all Aggregate Purchase Price Paid as deemed Supplemental Rent attributable to Buyer's use of the Equipment during that portion of the Interim Lease Period preceding the Event of Default, may exercise any other right or remedy available to it under Applicable Law, and may proceed by appropriate court action to enforce the terms of this Agreement or to recover damages for the breach of this Agreement.

          18.3 Monetary Damages Payable by Buyer.  Buyer shall be liable except
               ---------------------------------
as provided above for all unpaid Basic Rent and Supplemental Rent due before, after or during the exercise of any of the Seller's remedies under Section 18.2
                                                                   ------------
and Applicable Law until payment of the amounts due pursuant to Sections
                                                                --------
18.2(c), and for all actual, reasonable legal fees and other costs and expenses
-------
incurred by reason of the occurrence of any Event of Default or the exercise of Seller's remedies under Section 18.2 and Applicable Law, including all costs and
                        ------------
expenses incurred in connection with the return of the Equipment in accordance with the terms of Section 6 or the placing of the Equipment in the condition
                  ---------
required by Section 6.
            ---------

          18.4 Remedies Not Exclusive.  No remedy referred to in this Section 18
               ----------------------                                 ----------
is intended to be exclusive, and each such remedy shall be cumulative and in addition to any other remedy referred to above or otherwise available to Seller at law or in equity. The complete or partial exercise by Seller of any one or more of such remedies shall not preclude the simultaneous or later exercise by Seller of any other remedies. No express or implied waiver by Seller of any Event of Default shall in any way constitute a waiver of any future or subsequent Event of Default. To the extent permitted by Applicable Law, Buyer waives any rights now or hereafter conferred by Applicable Law that might require Seller to sell, lease or otherwise use the Equipment or any part of the Equipment in mitigation of Seller's damages as set forth in this Section 18 or
                                                                 ----------
that might otherwise limit or modify any of Seller's rights or remedies under this Section 18. No notice to or demand on Buyer in any case shall entitle
     ----------
Buyer to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of Seller to any other or further action in any circumstances without notice or demand.

          SECTION 19.  Seller's Right to Perform for Buyer. If Buyer fails to
                       -----------------------------------
perform or comply in any material respect with any of its agreements contained in this Agreement, Seller may perform or comply with such agreement and the amount of the costs and expenses incurred in connection with the performance of or compliance with such agreement, together with interest on such amounts at the Overdue Rate, shall be payable by Buyer on demand as Supplemental Rent.

          SECTION 20.  Further Assurances.  Buyer shall promptly and duly
                       ------------------
execute and deliver to Seller such further documents and assurances and take such further action as Seller may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Agreement and to establish and protect Seller's title to the Equipment, the interests of any subsequent transferee and Seller's rights (provided that Seller shall reimburse Buyer for reasonable costs actually incurred by Buyer in executing and delivering any documents and assurances necessary to protect the interests of any subsequent transferee and Seller's rights), and remedies created or intended to be created under the Operative Documents.

          SECTION 21.  Buyer's Indemnities.
                       -------------------

          21.1  General Tax Indemnity.
                ---------------------

          (a) Buyer agrees to pay and to indemnify and hold harmless the Indemnitees from and against all Taxes against or upon Seller, Buyer, the Equipment, or any part thereof, including, without limitation, all withholding Taxes in accordance with Section 25, those Taxes arising out of the purchase,
                         ----------
sale, lease, use, ownership, delivery, warehousing, transportation, subleasing, possession, operation, repair, maintenance, or overhaul of the Equipment, or arising out of this Agreement, the Operative Documents, or the settlement of any insurance claim, the return or other disposition of the Equipment pursuant to this Agreement, or the payment of any Rent, receipts or earnings paid or payable to Seller or arising from the operation of the Equipment; provided, however, that Buyer shall not be responsible to indemnify or hold harmless any Indemnitee for:

                    (i) any Taxes based solely on, or measured by, or imposed on, the net income, capital gains, profits, or alternative minimum taxes of any Indemnitee or Taxes in lieu thereof (including, without limitation, minimum taxes and taxes on, or measured by, an item of tax preference);

                    (ii) any Taxes (other than sales, use, or similar taxes) based on gross receipts unless such Taxes are imposed solely as a result of Buyer's acquisition, use or operation of the Equipment in the taxing jurisdiction; or

                    (iii) any Taxes imposed as a result of any Indemnitee's gross negligence, or willful misconduct, or as a result of Seller's breach of its obligations under this Agreement.

          (b) Buyer shall pay all Taxes for which it assumes liability under this Section 21.1 when such Taxes are due and shall indemnify each Indemnitee to
     ------------
the extent required by this Section 21.1 within the earlier of (i) 30 days after
                            ------------
receipt of written request by such Indemnitee; or (ii) 5 days before such Taxes are due to the taxing authority. Unless Seller otherwise notifies Buyer in writing with respect to a particular Tax, Buyer shall, to the extent permitted by Applicable Law, at Buyer's cost and expense, make any returns, statements and reports required with respect to Taxes for which an indemnification obligation arises under this Section 21.1. Any such return, statement, or report shall be
                  ------------
made so as to show the interest of Seller as owner of the Equipment, and Buyer shall, whenever reasonably requested by Seller, submit to Seller copies of returns, statements and reports made pursuant to this
Section 21.1. Seller and Indemnitees agree, for purposes of this Section 21.1
-------------                                                    ------------
(b), to furnish Buyer with such related information known to Seller and
---
Indemnitees, as Buyer may reasonably request, for purposes of preparing any returns, statements and reports.

          (c) If any Indemnitee receives a written notification from a taxing authority of proposed Taxes for which an amount is or may become payable by Buyer in accordance with this Section 21.1, such Indemnitee shall notify Buyer
                              ------------
of such Taxes and shall furnish Buyer with such related information known to such Indemnitee as Buyer may reasonably request; if possible, such notice shall be furnished to Buyer so that Buyer has sufficient time to determine the propriety of the proposed Taxes. If (i) within 45 days after Buyer receives such notice from such Indemnitee, Buyer delivers to such Indemnitee a written request that such Indemnitee contest such Taxes, and (ii) Buyer delivers to such Indemnitee an indemnity, in form and substance reasonably satisfactory to such Indemnitee, for such Taxes (if and to the extent that such Indemnitee shall not prevail as to all matters involved in such contest) and for any liability, loss, or expense that such Indemnitee may reasonably incur as a result of contesting such Taxes, including, without limitation, all costs, expenses, losses, legal and accounting fees and disbursements, bonding fees, penalties, and interest paid to third parties, then Buyer may contest in the name of such Indemnitee, or, if possible, in its own name the validity, applicability, or amount of such Taxes, but only if such contest shall not, in such Indemnitee's reasonable opinion, materially and adversely affect the right, title, and interest of Seller. If an Indemnitee obtains a refund of all or any part of Taxes, to the extent such amount has been paid to such Indemnitee pursuant to this Section
                                                                     -------
21.1, Buyer shall promptly be paid the amount of such refund and, if in addition
----
to such refund an Indemnitee receives an amount representing interest on such refund, Buyer shall promptly be paid that proportion of such interest that is fairly attributable to Taxes paid by Buyer prior to the receipt of such refund, but such amounts shall not be payable to Buyer if an Event of Default shall have occurred and be continuing.

          (d)  The indemnities and obligations of Buyer provided for under this
Section 21.1 shall survive the Closing or expiration of the Interim Lease Term
------------
or any other termination, in whole or in part, of this Agreement until such time as the applicable statute of limitations for such Taxes expires.

          21.2 General Indemnity.  Buyer assumes liability for, indemnifies each
               -----------------
Indemnitee against and shall protect, save and keep harmless each Indemnitee from, on an after-tax basis, any and all liabilities, obligations, losses, damages, penalties, claims (including claims for liability in tort, strict or otherwise), actions, suits, costs, expenses and disbursements (including, without limitation, reasonable legal fees and disbursements) of whatsoever kind and nature (collectively, "Liabilities"), imposed on, incurred by or asserted against any Indemnitee in any way relating to or arising out of (a) Buyer's obligations pursuant to any Operative Document, payments made pursuant to any Operative Document, any other transaction contemplated by any Operative Documents or the exercise of remedies under any Operative Document, (b) any non-compliance by the Buyer with the terms of any Operative Document, or (c) the delivery, non-delivery, warehousing, storage, transportation, removal, sale, purchase, lease, possession, use, operation, sublease, condition, maintenance, or return or other disposition pursuant to this Agreement of the Equipment or any part thereof or any accident in connection with any Equipment on or after the date of this Agreement (including without limitation latent or other defects, whether or not discoverable, and claims for patent, trademark or copyright infringement), but the foregoing indemnity shall not extend to any Liabilities of any Indemnitee (i) resulting from the willful misconduct or gross negligence of such Indemnitee, or (ii) to the extent solely attributable to acts or events not attributable to Buyer that occur prior to the Effective Date of this Agreement or after possession of the Equipment has been redelivered to Seller in accordance with all the terms of this Agreement and Buyer has fully complied with all provisions of the Agreement with respect to such redelivery.

          21.3 Survival of Indemnities; Net Obligations.  The indemnities and
               ----------------------------------------
obligations of Buyer provided for under Section 21 shall survive the expiration
                                        ----------
of the Interim Lease Term or any other termination, in whole or in part, of this Agreement. Buyer shall pay all amounts due under Sections 21.1 and 21.2 free of
                                                  ----------------------
any Taxes (other than those Taxes for which Buyer is not liable under Section
                                                                      -------
21.1) and shall indemnify each Indemnitee against any such Taxes imposed by
----
reason of any payment made by Buyer under Sections 21.1 and 21.2 so that the
                                          ----------------------
Indemnitee to whom or for whose benefit the payment is made shall receive an amount which, net of any Taxes required to be paid by such Indemnitee in respect of such payment, shall be equal to the amount of payment otherwise required under this Agreement.

          SECTION 22.  Net Agreement; No Setoff or Counterclaim.  THIS AGREEMENT
                       ----------------------------------------
IS A CONDITIONAL SALES AGREEMENT, AND BUYER'S OBLIGATION TO PAY THE PURCHASE PRICE AND ALL RENT, THE DELIVERY INSTALLMENT, ALL ADDITIONAL INSTALLMENTS, THE FINAL INSTALLMENT, AND ANY OTHER SUMS PAYABLE HEREUNDER, SHALL BE ABSOLUTE AND UNCONDITIONAL UNDER ANY AND ALL CIRCUMSTANCES AND ARE NOT SUBJECT TO ABATEMENT FOR ANY REASON WHATSOEVER, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right (including any right of reimbursement) which Buyer may have against Seller, any Supplier or any other Person for any reason whatsoever, including any claim of Buyer against any of the foregoing, whether under this Agreement or under any other document or agreement, (ii) any defect in the title, airworthiness, specifications, condition, design, operation, merchantability or fitness for use of, or any damage to or loss or destruction of any of the Equipment or any Part, or any interruption or cessation in the use or possession of the Equipment or any Part by Buyer for any reason whatsoever, (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against Seller, Buyer, or any other Person, (iv) any failure by Seller to comply with any provision of this Agreement or any other Operative Document, or any failure by any Supplier to comply with any agreement, or (v) any other circumstance, happening or event, whether or not similar to any of the foregoing, whether legal or equitable, which might act as a total or partial discharge of Buyer's obligation to pay Rent. Buyer hereby waives, to the extent permitted by Applicable Law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Agreement, except termination in accordance with the express provisions hereof. If for any reason whatsoever this Agreement shall be terminated in whole or in part by operation of law or otherwise except as specifically provided herein, other than in connection with any insolvency, bankruptcy, reorganization or similar proceedings by or against Seller, Buyer nonetheless agrees to pay to Seller an amount equal to each Intial Installment, Additional Installment, and Final Installment at the time such payment would have become due in accordance with the terms hereof had this Agreement not been terminated in whole or in part, and upon payment of all such installments, Seller shall transfer title to the

Equipment to Buyer I accordance with the terms and conditions herein contained. Each payment required hereunder to be made by Buyer shall be final and net and Buyer shall not seek to recover all or any part of any such payment from Seller for any reason whatsoever.

          SECTION 23.  Assignment.
                       ----------

          23.1 Binding on Assignees.  The terms and provisions of this Agreement
               --------------------
shall be valid and binding upon Seller and Buyer and their respective successors and assigns and shall inure to the benefit of Seller, Buyer, and their respective successors and permitted assigns.

          23.2 No Assignment by Buyer.  Buyer may not assign all or any portion
               ----------------------
of its rights and obligations under the Operative Documents without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed.

          23.3 Permitted Transfers by Seller.
               -----------------------------

          (a) So long as the Equipment shall be leased to Buyer during the Interim Lease Term, Seller reserves the right, without prior notice or consent of Buyer, to sell, assign, convey or otherwise transfer any of its right, title or interest in and to the Operative Documents or the Equipment to any Person (the "Transferee"); provided that Buyer's rights and obligations under this Agreement are not adversely affected, and further provided that on the date of such transfer Seller and the Transferee enter into an agreement pursuant to which the Transferee confirms that Transferee shall be deemed a party to this Agreement and a party to the other Operative Documents and agrees to be bound by all the terms of, and to undertake all of the obligations of the Seller contained in, the Operative Documents.

          (b)  Upon any transfer by Seller in accordance with Section 23.3(a),
                                                              ---------------
the Transferee shall become and be deemed to be the Seller for all purposes of the Operative Documents, and each reference in the Operative Documents to the Seller shall thereafter be deemed for all purposes to refer to the Transferee.

          (c) Upon compliance by Seller and a Transferee with the terms and conditions of Section 23.3(a), Buyer shall at the time of transfer, at the
              ---------------
specific written request of Seller and with Seller paying all of Buyer's out-of-pocket costs and expenses:

                    (i) execute and deliver to Seller and to such Transferee an agreement, in form and substance reasonably satisfactory to Seller, Buyer and such Transferee, dated the date of such transfer, consenting to such transfer, agreeing to pay all or such portion of the Basic Rent and all other payments under the Operative Documents to such Transferee or its designee, as such Transferee shall direct, and agreeing that such Transferee shall be entitled to rely on all representations and warranties made by Buyer in any Operative Document or in any certificate or document furnished by Buyer in connection with the Operative Documents as though such Transferee was the original "Seller";

                    (ii) deliver to Seller and to such Transferee a certificate, signed by a duly authorized officer of Buyer, dated the date of such transfer, to the effect that no Event of Default has occurred and is continuing or, if one is then continuing, describing such Event of Default;

                    (iii) cause to be delivered to Seller and such Transferee an insurance certificate and broker's report from Buyer's independent insurance broker, both addressed to Seller and Transferee, evidencing the full compliance by Buyer with the terms of Section 14 and listing the Seller and Transferee as
                           ----------
additional insureds and, with the Transferee as sole loss payee up to the Stipulated Loss Value upon an Event of Loss of the Equipment or Airframe;

                    (v) deliver to Seller and to such Transferee an opinion of Buyer's counsel, addressed to Seller and such Transferee (1) to the effect that the agreement referred to in Section 23.3(c)(i) has been duly authorized
                                  ------------------
and executed by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms (subject to customary exceptions), and (2) to the effect that such Transferee may rely on the opinion delivered by such counsel in connection with the Equipment and the Operative Documents on the Delivery Date with the same force and effect as if such Transferee was an original addressee of such opinion when given; and

                    (vi) such other documents as Lessor or such Transferee may reasonable request, so long as such documents do not adversely affect the rights or obligations of Lessee under this Lease or otherwise adversely effect Lessee.

          23.4 Tax-Free Exchange.  Seller hereunder may elect to exchange all of
               -----------------
Seller's right, title, and interest in the Aircraft on the Closing Date for other property of like kind and qualifying use within the meaning of Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder. In furtherance of the foregoing, Seller expressly reserves the rights (i) to assign its rights hereunder, but not its obligations, to a Qualified Intermediary as provided in Treasury Regulation 1.1031(k)-1(g)(4) on or before the Closing Date, (ii) to transfer, or cause the Qualified Intermediary to transfer, Qualified Indicia of Ownership (as such term is defined in Internal Revenue Service Revenue Procedure 2000-37) of the Aircraft to an Exchange Accommodation Titleholder (as such term is defined in Internal Revenue Service Revenue Procedure 2000-37) on or before the Closing Date, and/or (iii) to assign, or cause the Qualified Intermediary to assign, all of Seller's rights and obligations arising under this Agreement to an Exchange Accommodation Titleholder on or before the Closing Date. The requirements of
Section 23.3 may be applied to any transfer or assignment pursuant to this
------------
Section 23.4 if Seller deems appropriate.
------------

          SECTION 24.  Quiet Enjoyment.  So long as no Event of Default shall
                       ---------------
have occurred and be continuing, Seller shall not, except as expressly permitted in this Agreement, do anything to disturb, or that would allow any other Person to disturb, the quiet use, possession and enjoyment of the Equipment by Buyer in accordance with the terms of this Agreement. Seller agrees to indemnify and to hold harmless Buyer against and from any liabilities, losses, costs or expenses incurred by Buyer arising out of Seller's failure to comply with the foregoing covenant, but Seller shall not in any event be liable for any indirect, special, punitive, incidental or consequential damages in connection with such failure.

          SECTION 25.  Gross-Up. The amount of any payment to be made by Buyer
                       --------
to Seller hereunder, including, without limitation, any payments with respect to the Purchase Price, the Delivery Installment, any Additional Installment, the Final Installment, and any payment of Basic Rent and Supplemental Rent (collectively "Payments"), shall be net to Seller of any and all Taxes for which Buyer is or may be responsible under Section 21.1, including, without
                                     ------------
limitation, any Taxes the legal incidence of which is imposed on Seller to the extent that Buyer has agreed pursuant to Section 21.1 of this Agreement to pay
                                         ------------
or to indemnify Seller against such Taxes (collectively "Buyer's Taxes"). In furtherance of the foregoing, all Payments shall be made to Seller free and clear of, and without deduction or withholding for or on account of, any such Buyer's Taxes, and in the event Seller is required by any Applicable Law to deduct or otherwise withhold any Buyer's Taxes from any Payments, the gross amount of such Payments shall be increased as much as necessary, but no more than necessary, to ensure that the net amount of such Payments payable to Seller after deduction and/or withholding of all Buyer's Taxes equals the amount of such Payment specified in Schedule I, and Buyer shall promptly pay to the appropriate taxing authority the amount of Buyer's Taxes deducted or withheld and shall send to Seller evidence of the payment of such Buyer's Taxes.

          SECTION 26.  Miscellaneous.
                       -------------

          26.1   Survival.  The representations, warranties, indemnities and
                 --------
agreements of Seller and Buyer provided for in this Agreement, and Seller's and Buyer's obligations under any and all provisions of this Agreement, shall survive the expiration or other termination of this Agreement and are expressly made for the benefit of, and shall be enforceable by, Seller and its successors and assigns and each Indemnitee in the case of Buyer's obligations and by Buyer in the case of Seller's obligations.

          26.2   Brokers.  Seller and Buyer each represents and warrants to the
                 -------
other that it has retained no broker or finder with regard to this Agreement, and each indemnifies the other from any liability for fees, commissions or other claims made upon the other caused by the indemnifying party.

          26.3   Expenses.  Seller and Buyer will each assume its own costs,
                 --------
fees (including legal and documentation fees) and other expenses incurred in connection with the preparation and execution of the documentation relating to the transactions contemplated by this Agreement. Seller shall assume all costs, fees and other expenses in connection with the deregistration of the Aircraft with the FAA and the acquisition of a certificate of airworthiness for export to Canada, including the fees and expenses of special FAA counsel. Buyer shall assume all costs, fees and other expenses, including fees of special counsel in Canada, incurred in connection with registering the Aircraft with Transport Canada, and with the filing and recordation of this Agreement and the Agreement Interim Lease Supplement with Transport Canada and under Applicable Law in the Provinces of Ontario and Quebec on the Interim Lease Date. In addition, Buyer shall assume, if any, all sales and use taxes or similar fees, costs or expenses imposed based on the Delivery Location of the Equipment, and Buyer shall assume all costs, fees and other expenses in connection with obtaining any other orders, exemptions, approvals, permits and licenses from the FAA or any other United States Governmental Body under Applicable Law in connection with the Buyer's purchase, lease, use and possession of the Equipment, other than the registering of the Aircraft under the Federal Aviation Law. Unless expressly provided otherwise, Buyer shall perform its obligations and exercise its rights under the Operative Documents at its sole cost and expense without any obligation of Seller with respect to such costs and expenses.

          26.4 Governing Law.  This Agreement shall in all respects be governed
               -------------
by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws principles.

          26.5 Consent to Jurisdiction.  (a) Each of Seller and Buyer hereby
               -----------------------
expressly submits to the exclusive jurisdiction of the state and federal courts of the State of New York. Final judgment against Seller or Buyer in any such suit shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or as otherwise permitted by Applicable Law, a certified or true copy of which shall be conclusive evidence of the facts and of the amount of any indebtedness or liability of Seller or Buyer.

          (b) Each of Seller and Buyer hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue in any suit, action or proceeding brought in any court located in the State of New York and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          26.6 Notices.  All notices, requests, demands or other communications
               --------
required under or given pursuant to the Operative Documents shall be in writing unless otherwise expressly provided in the Operative Documents. Any notice, request, demand or other communication permitted under the Operative Documents shall become effective when delivered personally or by mail, or when transmitted by telefax or telex, and shall be directed to the following address:


          If to Seller:       First Security Bank, N.A.
                              79 South Main Street
                              Salt Lake City, UT 84111-1901
                              Attention: Gregg Hawley
                              Telephone: (801) 246-5657
                              Telefax:   (801) 246-5053

          with a copy to:     Fafinski Mark & Johnson, P.A.
                              6600 City West Parkway, Suite 300
                              Eden Prairie, Minnesota 55344
                              Attention: Robert R. Fafinski, Jr., Esq.
                              Telephone:  (952) 995-9500
                              Telefax:    (952) 995-9577
          and a copy to:      EQUIS Financial Group, LLC
                              88 Broad Street
                              Boston, MA 02110
                              Attention:  Gail Ofgant
                              Telephone:  (617) 854-5833
                              Telefax:    (617) 695-0596

          If to Buyer:        Royal Aviation Inc.
                              685 Stuart Graham Blvd. North
                              Dorval, Quebec, Canada, H4Y 1E4
                              Attention:  Michel Leblanc, President,
                              Chairman & Chief Executive Officer
                              Telephone:  514-828-8960
                              Telefax:    514-828-9090

          with a copy to:     Royal Aviation Inc.
                              685 Stuart Graham Blvd. North
                              Dorval, Quebec, Canada, H4Y 1E4
                              Attention:  Brenda Nichols, Legal Counsel
                              Telephone:   514-828-8979
                              Telefax:     514-828-9090


          26.7   Severability.  Any provision of this Agreement that is
                 ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, Buyer waives any provision of Applicable Law that renders any provision of the Operative Documents prohibited or unenforceable in any respect.

          26.8   Amendments.  The terms and provisions of the Operative
                 ----------
Documents may not be amended, waived, discharged or terminated orally. Any amendment, waiver, discharge or termination shall require a written instrument signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

          26.9   Interpretation.  This Agreement constitutes an agreement of
                 --------------
lease, and nothing in this Agreement shall be construed as conveying to Buyer any right, title or interest in the Equipment except as a Buyer only.

          26.10  Descriptive Headings.  The section and paragraph headings in
                 --------------------
this Agreement and the table of contents are for convenience of reference only and do not modify, define, expand or limit any of the terms or provisions of this Agreement. All references in this Agreement to numbered sections, unless otherwise indicated, are to sections of this Agreement.

          26.11  Counterparts.  This Agreement may be executed by Seller and
                 ------------
Buyer in separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute but one and the same agreement; provided, however, each counterpart shall be serially numbered and only Counterpart No. 1 of this Agreement shall constitute chattel paper under the UCC or similar Applicable Law and no security interest in it or assignment of Seller's interest in it may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

          26.12  Entire Agreement.  This Agreement is intended to be a complete
                 ----------------
and exclusive statement of the terms of the agreement of the parties hereto, and this Agreement supersedes any prior or contemporaneous agreements, whether oral or in writing.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, Seller and Buyer have each caused this Aircraft Conditional Sale Agreement to be duly executed and delivered as of the day and year first above written.

               Seller: First Security Bank, NA, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended.



                         By:  ____________________________
                         Name:  __________________________
                         Title:  _________________________


               Buyer:    Royal Aviation Inc., d/b/a/ Royal Airlines



                         By:  ____________________________
                         Name:  __________________________
                         Title:  _________________________

                 Exhibit A - TECHNICAL ACCEPTANCE CERTIFICATE

          This TECHNICAL ACCEPTANCE CERTIFICATE, dated as of October 24, 2000, is between First Security Bank, N.A., a national banking association, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended ("Seller"), and Royal Aviation Inc., d/b/a/ Royal Airlines ("Buyer).

          WHEREAS, Seller and Buyer have entered into the Aircraft Conditional Sale Agreement, dated as of the 24/th/ day of October, 2000 (the "Agreement"), for the sale by Seller and the purchase by Buyer of that certain Boeing B737-200A airframe bearing manufacturer's serial number 21721, together with those two (2) Pratt & Witney JT8D-9A engines bearing Manufacturer's Serial Numbers 707432 & 687834, and all Data and Parts (as defined in the Agreement) installed thereon, attached thereto, incorporated therein, and associated therewith (all of the foregoing collectively the "Equipment");

          WHEREAS, the Agreement provides that until such time as consummation of the sale of the Equipment shall occur, Seller shall lease the Equipment to Buyer and Buyer shall lease the Equipment from Seller; and

          WHEREAS, the Agreement provides for the inspection of the Equipment by Buyer and the execution and delivery of this Technical Inspection Certificate prior to commencement.

          NOW THEREFORE, in consideration of the premises and other good and sufficient consideration, Seller and Buyer hereby agree as follows:

     1. Capitalized terms used but not defined in this Delivery Receipt have the meanings defined for such terms in the Agreement.

     2. Buyer represents that it has inspected the Equipment and found the Equipment to be satisfactory and in the condition under Section 5 of the
                                                        ---------
Agreement, and is hereby accepted in accordance with the terms thereof.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, Seller and Buyer have duly executed and delivered this Technical Acceptance Certificate on the date first written above.

               Seller: First Security Bank, NA, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended.


                         By:  ____________________________
                         Name:  __________________________
                         Title:  _________________________


               Buyer:    Royal Aviation Inc., d/b/a/ Royal Airlines


                         By:  ____________________________
                         Name:  __________________________
                         Title:  _________________________

                Exhibit B - AGREEMENT INTERIM LEASE SUPPLEMENT


COUNTERPART ___ OF ____. TO THE EXTENT, IF ANY, THAT THIS AGREEMENT INTERIM LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN, OR ASSIGNMENT OF SELLER'S INTEREST IN THIS AGREEMENT INTERIM LEASE SUPPLEMENT MAY BE CREATED THROUGH THE TRANSFER OF POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART No. 1 OF THIS AGREEMENT INTERIM LEASE SUPPLEMENT.


                      AGREEMENT INTERIM LEASE SUPPLEMENT


          This AGREEMENT INTERIM LEASE SUPPLEMENT, dated as of the 24/th/ day of October 2000, is between First Security Bank, N.A., a national banking association, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended ("Seller"), and Royal Aviation Inc., d/b/a/ Royal Airlines ("Buyer).

          WHEREAS, Seller and Buyer have entered into the Aircraft Conditional Sale Agreement, dated as of the 24/th/ day of October, 2000 (the "Agreement"), for the sale by Seller and the purchase by Buyer of that certain Boeing B737-200A airframe bearing manufacturer's serial number 21721, together with those two (2) Pratt & Witney JT8D-9A engines bearing Manufacturer's Serial Numbers 707432 & 687834, and all Data and Parts (as defined in the Agreement) installed thereon, attached thereto, incorporated therein, and associated therewith (all of the foregoing collectively the "Equipment");

          WHEREAS, the Agreement provides that until such time as consummation of the sale of the Equipment shall occur, Seller shall lease the Equipment to Buyer and Buyer shall lease the Equipment from Seller; and

          WHEREAS, the Agreement provides for the execution and delivery of this Agreement Interim Lease Supplement for the purpose of leasing the Equipment under the Agreement as and when delivered by Seller to Buyer in accordance with the terms of the Agreement; and

          WHEREAS, this Agreement Interim Lease Supplement, together with either the attached Agreement or a short form aircraft lease mutually acceptable to the parties, are being filed for recordation on the date of this Agreement Interim Lease Supplement with Transport Canada as one document.

          NOW THEREFORE, in consideration of the premises and other good and sufficient consideration, Seller and Buyer hereby agree as follows:

          1. Capitalized terms used but not defined in this Agreement Interim Lease Supplement have the meanings defined for such terms in the Agreement.

          2. Seller hereby delivers and leases to Buyer, and Buyer hereby accepts and leases from Seller, under the Agreement the Equipment

          3. The Interim Lease Term for the Equipment shall commence on the date of this Agreement Interim Lease Supplement and shall terminate on the Closing Date (as defined in the Agreement).

          4. Buyer hereby confirms to Seller that Buyer has accepted the Equipment for all purposes of the Agreement and of this Agreement Interim Lease Supplement.

          5. The terms and provisions of this Agreement Interim Lease Supplement are supplemental to and incorporated into the Agreement to the same extent as if fully set forth in the Agreement.


                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, Seller and Buyer have duly executed and delivered this Agreement Interim Lease Supplement on the date first written above.

               Seller: First Security Bank, NA, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended.


                         By:  ____________________________
                         Name:  __________________________
                         Title:  _________________________


               Buyer:    Royal Aviation Inc., d/b/a/ Royal Airlines


                         By:  ____________________________
                         Name:  __________________________
                         Title:  _________________________

                      Exhibit C - LEASE DELIVERY RECEIPT

          This LEASE DELIVERY RECEIPT, dated as of October 24/th/, 2000, is between First Security Bank, N.A., a national banking association, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended ("Seller"), and Royal Aviation Inc., d/b/a/ Royal Airlines ("Buyer).

          WHEREAS, Seller and Buyer have entered into the Aircraft Conditional Sale Agreement, dated as of the 24/th/ day of October, 2000 (the "Agreement"), for the sale by Seller and the purchase by Buyer of that certain Boeing B737-200A airframe bearing manufacturer's serial number 21721, together with those two (2) Pratt & Witney JT8D-9A engines bearing Manufacturer's Serial Numbers 707432 & 687834, and all Data and Parts (as defined in the Agreement) installed thereon, attached thereto, incorporated therein, and associated therewith (all of the foregoing collectively the "Equipment");

          WHEREAS, the Agreement provides that until such time as consummation of the sale of the Equipment shall occur, Seller shall lease the Equipment to Buyer and Buyer shall lease the Equipment from Seller; and

          WHEREAS, the Agreement provides for the execution and delivery of this Lease Delivery Receipt at the time of the delivery of the Equipment to Buyer under the Agreement.

          NOW THEREFORE, in consideration of the premises and other good and sufficient consideration, Seller and Buyer hereby agree as follows:

     1. Capitalized terms used but not defined in this Delivery Receipt have the meanings defined for such terms in the Agreement.

     2. Buyer hereby unconditionally acknowledges delivery and receipt under the Agreement of the Equipment at Tucson International Airport, Tucson, Arizona, as of this date.

     3. Buyer represents that it has inspected the Equipment and acknowledges that its execution and delivery to Seller of this Lease Delivery Receipt constitutes conclusive evidence as against Buyer that all conditions set forth in Section 4.1 and Section 5 of the Agreement have been satisfied or waived.
   -----------     ---------

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, Seller and Buyer have duly executed and delivered this Lease Delivery Receipt on the date first written above.

               Seller: First Security Bank, NA, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended.


                         By:     _________________________
                         Name:   _________________________
                         Title:  _________________________


               Buyer:    Royal Aviation Inc., d/b/a/ Royal Airlines


                         By:     _________________________
                         Name:   _________________________
                         Title:  _________________________

                           Exhibit D - BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

THAT, First Security Bank, NA, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended ("Seller"), is the lawful owner of all right, title and interest in and to:

     That certain Boeing B737-200A airframe bearing manufacturer's serial number 21721, together with those two (2) Pratt & Witney JT8D-9A engines bearing Manufacturer's Serial Numbers 707432 & 687834, and all Data and Parts (as defined in the Agreement) installed thereon, attached thereto, incorporated therein, and associated therewith (all of the foregoing collectively the "Equipment")

THAT, for the sum of Ten Dollars ($10.00) and other good and valuable consideration, receipt and adequacy of which is hereby acknowledged, Seller does as of the date provided below, grant, convey, transfer, deliver and set over all of Seller's right, title and interest in and to the Equipment unto Royal Aviation Inc., d/b/a/ Royal Airlines ("Buyer") and unto its successors and assigns forever.

THAT, Seller hereby warrants that there is hereby conveyed to Buyer on the date hereof, good title to the Equipment, free and clear of all liens, claims or encumbrances arising by, through, or under Seller, excepting liens, claims and encumbrances rising by, through, or under Buyer.


IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered by its duly authorized signatory as of this ___ day of _____, 20__.


               Seller: First Security Bank, NA, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended.


                         By:    _________________________
                         Name:  _________________________
                         Title: _________________________

                     Exhibit E - CLOSING DELIVERY RECEIPT

          This CLOSING DELIVERY RECEIPT, dated as of _____________, 20___, is between First Security Bank, N.A., a national banking association, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended ("Seller"), and Royal Aviation Inc., d/b/a/ Royal Airlines ("Buyer).

          WHEREAS, Seller and Buyer have entered into the Aircraft Conditional Sale Agreement, dated as of the 24/th/ day of October, 2000 (the "Agreement"), for the sale by Seller and the purchase by Buyer of that certain Boeing B737-200A airframe bearing manufacturer's serial number 21721, together with those two (2) Pratt & Witney JT8D-9A engines bearing Manufacturer's Serial Numbers 707432 & 687834, and all Data and Parts (as defined in the Agreement) installed thereon, attached thereto, incorporated therein, and associated therewith (all of the foregoing collectively the "Equipment");

          WHEREAS, the Agreement provides for the execution and delivery of this Closing Delivery Receipt at the time of the Closing under the Agreement; and

          WHEREAS, immediately prior to the Closing, Buyer was in physical possession of the Equipment in the legal capacity of lessee, and has possessed and operated the Equipment in such capacity during the Interim Lease Term.

          NOW THEREFORE, in consideration of the premises and other good and sufficient consideration, Seller and Buyer hereby agree as follows:

     1. Capitalized terms used but not defined in this Delivery Receipt have the meanings defined for such terms in the Agreement.

     2. Buyer hereby unconditionally acknowledges delivery and receipt under the Agreement of fee title to the Equipment at __________________ Airport, __________, ___________, as of this date.

     3. Buyer represents and acknowledges that its execution and delivery to Seller of this Closing Delivery Receipt constitutes conclusive evidence as against Buyer that Seller has satisfied, or Buyer has waived, each and every obligation of Seller arising under the Agreement, and that Buyer is acquiring the Equipment in "AS IS," "WHERE IS" and "WITH ALL FAULTS" condition. Buyer further acknowledges that as at the date hereof, Buyer shall have been in possession of the Equipment during the Interim Lease Term and shall have been solely responsible for all maintenance and repairs of the Equipment during such Interim Lease Period, and that Seller shall have no responsibility or liability to Buyer for the condition of the Equipment on such date.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, Seller and Buyer have duly executed and delivered this Closing Delivery Receipt on the date first written above.

               Seller: First Security Bank, NA, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended.


                         By:     _________________________
                         Name:   _________________________
                         Title:  _________________________


               Buyer:    Royal Aviation Inc., d/b/a/ Royal Airlines


                         By:     _________________________
                         Name:   _________________________
                         Title:  _________________________

                        Exhibit F - REDELIVERY RECEIPT

          This REDELIVERY RECEIPT, dated as of the ______ day of ________, 20__, is between First Security Bank, N.A., a national banking association, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended ("Seller"), and Royal Aviation Inc., d/b/a/ Royal Airlines ("Buyer).

          WHEREAS, Seller and Buyer have entered into the Aircraft Conditional Sale Agreement, dated as of the 24/th/ day of October, 2000 (the "Agreement"), for the sale by Seller and the purchase by Buyer of that certain Boeing B737-200A airframe bearing manufacturer's serial number 21721, together with those two (2) Pratt & Witney JT8D-9A engines bearing Manufacturer's Serial Numbers 707432 & 687834, and all Data and Parts (as defined in the Agreement) installed thereon, attached thereto, incorporated therein, and associated therewith (all of the foregoing collectively the "Equipment");

          WHEREAS, the Agreement provides that until such time as consummation of the sale of the Equipment shall occur, Seller shall lease the Equipment to Buyer and Buyer shall lease the Equipment from Seller;

          WHEREAS, the Agreement provides for the execution and delivery of this Redelivery Receipt in the event the Equipment is returned to Seller and there is no Closing under the Agreement; and

          WHEREAS, Buyer is this date returning the Equipment to Seller.

          NOW THEREFORE, in consideration of the premises and other good and sufficient consideration, Seller and Buyer hereby agree as follows:

     1. Capitalized terms used but not defined in this Redelivery Receipt have the meanings defined for such terms in the Agreement.

     2. Seller hereby accepts redelivery from Buyer of the Equipment in accordance with the terms and conditions set forth in the Agreement.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, Seller and Buyer have duly executed and delivered this Redelivery Receipt on the date first written above.

               Seller: First Security Bank, NA, not in its individual capacity but solely as trustee under that certain Trust Agreement No. III dated as of December 30, 1991, as amended.


                         By:     _________________________
                         Name:   _________________________
                         Title:  _________________________


               Buyer:    Royal Aviation Inc., d/b/a/ Royal Airlines


                         By:     _________________________
                         Name:   _________________________
                         Title:  _________________________

                           Exhibit G - CONFIRMATION

                CONFIRMATION OF INTERESTED PARTIES [MSN 21721]

To:  Transport Canada Aviation
Re: Application for Registration of B737-200A Aircraft, MSN 21721, C - (the "Aircraft")


In connection with the attached Application for Registration for the Aircraft we hereby confirm that the identities of the parties holding an interest in the Aircraft are as follows:

1.    Registered Owner and
      Conditional Buyer                  Royal Aviation Inc.

2.    Entity with Legal Title:           First Security Bank of Utah, National
                                         Association (as Trustee and Conditional
                                         Seller)

3.    Entity with Beneficial Title:      EQUIS Financial Group, LLC

4.    Holder of First Priority Security  N/A
      Interest:


We hereby request that the interest(s) of the above parties be noted in the file for the Aircraft to the extent possible.

DATED as of ____________, 2000.


ROYAL AVIATION INC.


By:  __________________________
Name:
Title:

                       Exhibit H - AUTHORIZATION LETTER

                       [Royal Aviation Inc. Letterhead]

[Date]



NAV CANADA
TRANSPORT CANADA AVIATION
MONTREAL AIRPORTS AUTHORITY
GREATER TORONTO AIRPORTS AUTHORITY


Subject:  Statements of Account - Relative to Royal Aviation Inc.

Dear Sirs:

We hereby confirm that First Security Bank (as "Conditional Seller") has entered into an Aircraft Conditional Sale Agreement with Royal Aviation Inc. (as "Conditional Buyer"). This agreement was executed as of October 24, 2000 in respect of one (1) B737-200A Aircraft, serial number 21721 (the "Aircraft").

We hereby irrevocably authorize you to release to Conditional Seller (or its duly authorized representative) upon Conditional Seller's request from time to time, a statement of account of all sums due by us to you, as of the date of each such request, in respect of all aircraft operated by Lessee, including but not limited to, the Aircraft.

Yours faithfully,

ROYAL AVIATION INC.


___________________________
Louis McGuire
Vice President Finance

                                  Schedule I


Purchase Price:                $2,400,000.00


Initial Installment:           $150,000.00

14 Additional Installments:    $150,000.00 each

Final Installment:             $150,000.00



Stipulated Loss Value:         $3,500,000.00